                                                       Registration No. 33-89188

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                          / /

                         Pre-Effective Amendment No.                  / /

                      Post-Effective Amendment No. 10                 /X/
                                                   --

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                      / /

                              Amendment No. 3                         /X/
                                           ---

                        (Check appropriate box or boxes.)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                               (Name of Depositor)

          720 East Wisconsin Avenue, Milwaukee, Wisconsin             53202
--------------------------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices)        (Zip Code)

Depositor's Telephone Number, including Area Code 414-271-1444
                                                  ------------------------------
         ROBERT J. BERDAN, Vice President, General Counsel and Secretary
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate space)

___ immediately upon filing pursuant to paragraph (b) of Rule 485
 X  on April 30, 2004 pursuant to paragraph (b) of Rule 485
---
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (DATE) pursuant to paragraph (a)(1) of Rule 485
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                VariableCompLife

                                    Variable Whole Life Policy
                                    with Additional Protection

                                  April 30, 2004

                                                                    Prospectuses

APRIL 30, 2004

Northwestern Mutual
Series Fund, Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue             [LOGO APPEARS HERE] Northwestern Mutual(R)
Milwaukee, WI 53202
www.northwesternmutual.com
(414) 271-1444

Contents for this Prospectus



                                                               Page
                                                               ----
            Prospectus........................................   1
            Summary of Benefits and Risks.....................   1
             Benefits of the Policy...........................   1
               Death Benefit..................................   1
               Access to your values..........................   1
               Flexibility....................................   1
               Tax Benefits...................................   1
             Risks of the Policy..............................   1
               Investment Risk................................   1
               Policy as Long-Term Investment.................   1
               Policy Lapse...................................   1
               Limitations on Access to Your Values...........   1
               Adverse Tax Consequences.......................   1
            Fee Tables........................................   2
             Transaction Fees.................................   2
             Periodic Charges Other Than Fund Operating
               Expenses.......................................   3
             Annual Fund Operating Expenses...................   4
             Management Fees and Other Expenses for the
               Funds..........................................   4
            The Northwestern Mutual Life Insurance
              Company, Northwestern Mutual Variable Life
              Account, Northwestern Mutual Series Fund,
              Inc., Fidelity VIP Mid Cap Portfolio and Russell
              Investment Funds................................   6
             Northwestern Mutual..............................   6
             The Account......................................   6
             The Funds........................................   6
               Northwestern Mutual Series Fund, Inc...........   6
               Fidelity VIP Mid Cap Portfolio.................   6
               Russell Investment Funds.......................   6
            Information About the Policy......................   7
             The Policy Design................................   7
             Requirements for Insurance.......................   7
             Premiums.........................................   7
             Death Benefit....................................   9
             Policy Value and Paid-Up Additional
               Insurance......................................  10
             Allocations to the Account.......................  10


                                                             Page
                                                             ----
               Deductions and Charges.......................  11
                Deductions from Premiums....................  11
                Charges Against the Policy Value............  11
                Charges Against the Account Assets..........  11
                Transaction Charges.........................  11
                Surrender Charges...........................  12
               Guarantee of Premiums, Deductions and
                 Charges....................................  12
               Cash Value...................................  12
               Annual Dividends.............................  13
               Loans and Withdrawals........................  13
               Excess Amount................................  14
               Paid-Up Insurance............................  14
               Reinstatement................................  14
               Right to Return Policy.......................  14
               Right to Exchange for a Fixed Benefit Policy.  15
               Other Policy Provisions......................  15
                Owner.......................................  15
                Beneficiary.................................  15
                Incontestability............................  15
                Suicide.....................................  15
                Misstatement of Age or Sex..................  15
                Collateral Assignment.......................  15
                Payment Plans...............................  15
                Deferral of Determination and Payment.......  15
               Voting Rights................................  15
               Substitution of Fund Shares and Other Changes  16
               Reports......................................  16
               Special Policy for Employers.................  16
               Financial Statements.........................  16
               Legal Proceedings............................  16
               Illustrations................................  16
               Tax Treatment of Policy Benefits.............  16
                General.....................................  16
                Life Insurance Qualification................  17
                Tax Treatment of Life Insurance.............  17
                Modified Endowment Contracts................  17
                Other Tax Considerations....................  18

PROSPECTUS

Northwestern Mutual Variable CompLife(R)

Variable Whole Life Policy with Additional Protection

Summary of Benefits and Risks


The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

Benefits of the Policy


Death Benefit The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the insured so long as premiums are paid when due and no Policy debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your death benefit. See "Death Benefit",
p. 9.



Access to Your Values You may surrender your Policy for the cash value at any time during the lifetime of the insured. We will permit partial surrenders so long as the Policy that remains meets our regular size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy's cash value using the Policy as security. See "Loans and Withdrawals", p. 13.


Flexibility You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to our minimum requirements for the Minimum Guaranteed Death Benefit. You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as 10 divisions at any time. You may transfer accumulated amounts from one division to another as often as 12 times in a Policy year.


Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy or make a withdrawal. See "Tax Treatment of Life Insurance", p. 17.


Risks of the Policy

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached prospectuses for the Funds.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse Your Policy will lapse if you do not pay sufficient premium to keep it inforce. Favorable investment experience may reduce the required premium, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy inforce.

Limitations on Access to Your Values We will deduct a surrender charge if you request a surrender or partial surrender of your Policy during the first 15 Policy years. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A partial surrender or withdrawal will reduce the death benefit.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

                                                Variable CompLife(R) Prospectus

Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. See "Deductions and Charges," p. 11, for a more detailed description.


Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, withdraw Excess Amount, surrender the Policy or transfer amounts between the Account divisions.

                                                                                                              Maximum Amount
       Charge          When Charge is Deducted                   Current Amount Deducted                         Deducted
--------------------------------------------------------------------------------------------------------------------------------
Taxes Attributable to When you pay premiums     3.5% of the premium                                        3.5% of the premium
Premiums
--------------------------------------------------------------------------------------------------------------------------------
Sales Load            When you pay premiums     4.5% of the premium                                        4.5% of the premium
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge When you make a           Currently waived                                           $25
for Withdrawals       withdrawal of Excess
                      Amount
--------------------------------------------------------------------------------------------------------------------------------
Administrative        When you surrender the    $216 plus $1.08 per $1,000 of Minimum Guaranteed           Same as the current
Surrender Charge      Policy or make a partial  Death Benefit and Additional Protection for the first      amount
                      surrender                 Policy year, graded down linearly each year to zero at the beginning of the tenth Policy year.
--------------------------------------------------------------------------------------------------------------------------------
Premium Surrender     When you surrender the    Up to 40% of the sum of an annual premium for the          Same as the current
Charge                Policy or make a partial  Minimum Guaranteed Death Benefit (exclusive of the         amount
                      surrender before you have Policy Fee and exclusive of any charge for extra paid the premium that is  mortality) plus a term insurance premium for the initial
                      due at the beginning of   amount of Additional Protection.*
                      the fifteenth policy year
--------------------------------------------------------------------------------------------------------------------------------
Administrative Charge When you make a partial   $250                                                       The charge will not
for Partial Surrender surrender of the Policy                                                              exceed our
                                                                                                           administrative costs.
--------------------------------------------------------------------------------------------------------------------------------
Fee for Transfer of   When you transfer assets  Currently waived                                           $25
Assets                among the Account
                      divisions
--------------------------------------------------------------------------------------------------------------------------------

* The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums. The surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

                For Policies
             surrendered after           Premium Surrender
               payment of the            Charge Percentage
             premium due at the -----------------------------------
             beginning of year  Issue age 65 and under Issue age 75
             -----------------  ---------------------- ------------
                1..............          24%                24%
                2..............          28%              25.5%
                3..............          32%                27%
                4..............          36%              28.5%
                5 through 10...          40%                30%
                11.............          32%                24%
                12.............          24%                18%
                13.............          16%                12%
                14.............           8%                 6%
                15 and later...           0%                 0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

Variable CompLife(R) Prospectus

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy.

                                                                                                              Maximum Amount
       Charge          When Charge is Deducted                    Current Amount Deducted                        Deducted
--------------------------------------------------------------------------------------------------------------------------------
Charge for            Annually on the Policy     $60                                                       $84 plus 12 cents per
Administrative Costs  anniversary                                                                          $1,000 of both the
                                                                                                           Minimum Guaranteed
                                                                                                           Death Benefit and the
                                                                                                           Additional Protection
--------------------------------------------------------------------------------------------------------------------------------
Charge for Issuance   Annually on the Policy     $24 plus 12 cents per $1,000 of Minimum Guaranteed        Same as current
Expenses              anniversary for each of    Death Benefit and Additional Protection                   amount
                      the first ten policy years
--------------------------------------------------------------------------------------------------------------------------------
Charge for Guarantee  Annually on the Policy     12 cents per $1,000 of Minimum Guaranteed Death           Same as current
of the Minimum        anniversary                Benefit                                                   amount
Guaranteed Death
Benefit
--------------------------------------------------------------------------------------------------------------------------------
Charge for Cost of    Annually on the Policy     Minimum: $0.69 per $1,000 of net amount at risk/(b)(e)/*  Same as current
Insurance--Minimum    anniversary                Maximum: $1,000 per $1,000 of net amount at risk/(c)(e)/* amount
and Maximum*                                     Representative: $1.69 per $1,000 of net amount at         Same as current
Charge for Cost of                               risk/(d)(e)/*                                             amount
Insurance--
Representative*
--------------------------------------------------------------------------------------------------------------------------------
Charge for Mortality  Daily                      Annual rate of .60% of the assets of the Account*         Same as current
and Expense Risks                                                                                          amount
--------------------------------------------------------------------------------------------------------------------------------
Charge for Waiver of  Annually on the Policy     Minimum: 1.3% of premium/(f)/                             Same as current
Premium Rider/(a)/--  anniversary to age 65      Maximum: 5.1% of premium/(g)/                             amount
Minimum and                                      Representative: 2.5% of premium/(h)/                      Same as current
Maximum*                                                                                                   amount
Charge for Waiver of
Premium Rider--
Representative/(a)/*
--------------------------------------------------------------------------------------------------------------------------------
Charge for Additional Annually on the Policy     Minimum: 54 cents per $1,000 of the benefit/(j)(l)/       Same as current
Purchase Benefit/(a)/ anniversary to age 40      Maximum: $2.21 per $1,000 of the benefit/(k)(l)/          amount
--------------------------------------------------------------------------------------------------------------------------------
Extra Premium for     Annually on the Policy     Up to $53.63 per $1,000 of Minimum Guaranteed Death       Same as current
Insureds Who Do Not   anniversary and with each  Benefit and Additional Protection plus up to 37.2% of any amount
Qualify as Select,    unscheduled premium        (optional) additional premium./(m)/
Standard Plus, or
Standard Risks
--------------------------------------------------------------------------------------------------------------------------------
Charge for Mortality  Daily                      Annual rate of .90% of the borrowed amount/(n)/*          No maximum
and Expense Risks and                                                                                      specified
Expenses for Loans
--------------------------------------------------------------------------------------------------------------------------------


* The amounts of these deductions are effectively reduced by the dividends we currently pay on Policies inforce. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Northwestern Mutual financial representative. We do not guarantee future dividends. The cost of insurance rate shown in the table may not be representative of the charge that a particular Policyowner may pay. Request an illustration for personalized information.

/(a)/These charges apply only for Policies with these optional benefits.


/(b)/For a female, age 10


/(c)/At age 99


/(d)/For a male insured age 35 in the select risk classification


/(e)/The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured and a mortality table. The selection of the mortality table is determined by the risk classification of the insured.


/(f)/At issue age 0-9


/(g)/At issue age 57


/(h)/At issue age 35


/(j)/At issue age 0


/(k)/At issue age 38


/(l)/The maximum benefit amount is $100,000


/(m)/Varies by age and risk classification


/(n)/The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5% or an alternative variable rate you select. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate.


                                                Variable CompLife(R) Prospectus

Annual Fund Operating Expenses


This table describes the fees and expenses for the Funds that you will pay daily during the time that you own the Policy. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2003. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.





              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.20%   1.41%


Management Fees and Other Expenses for the Funds


Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2003, except as otherwise set forth in the notes to this table. Information for the Russell Investment Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds.





                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.58%     0.01%      --   0.59%          0.59%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.05%      --   0.90%          0.90%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.50%      --   1.25%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%      --   0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.09%      --   0.94%          0.94%
  Index 400 Stock Portfolio.........................   0.25%     0.02%      --   0.27%          0.27%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.10%      --   0.90%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.45%     0.01%      --   0.46%          0.46%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.65%     0.02%      --   0.67%          0.67%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.12%      --   0.77%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.59%     0.14%      --   0.73%          0.73%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.49%     0.03%      --   0.52%          0.52%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.00%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%   0.25%   0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/(j)/......................   0.78%     0.17%      --   0.95%          0.87%
  Aggressive Equity Fund/(k)/.......................   0.95%     0.31%      --   1.26%          1.06%
  Non-U.S. Fund/(l)/................................   0.95%     0.46%      --   1.41%          1.16%
  Core Bond Fund/(m)/...............................   0.60%     0.18%      --   0.78%          0.71%
  Real Estate Securities Fund/(n)/..................   0.85%     0.10%      --   0.95%          0.95%



/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.


/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.


/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

Variable CompLife(R) Prospectus

/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.


/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.


/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.


/(j)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.


/(k)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.


/(l)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.


/(m)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.


/(n)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.


                                                Variable CompLife(R) Prospectus

The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Variable Life Account,
Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds

Northwestern Mutual


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $113.7 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 7,000 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.


"We" in this prospectus means Northwestern Mutual.

The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife(R) (October 11, 1995 in most states) are different from the Variable CompLife(R) Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

The Funds

Northwestern Mutual Series Fund, Inc.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to six of the Portfolios.

The types of investments for each of the Portfolios of the Fund are indicated by the names of the Portfolios. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The types of investments for each of the five Russell Investment Funds are indicated by the names of the Funds. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Investment Funds.

Variable CompLife(R) Prospectus

Information About the Policy

The Policy Design

We have included this simplified description of the Variable CompLife(R) Policy design in this section to help you understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.


The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years, or more than 46 years.


We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance inforce less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.


We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. You may request a sales illustration to show the impact of a particular average annual net investment rate of return on the Additional Protection. See "Illustrations", p. 16. Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount",
p. 14 and "Tax Treatment of Policy Benefits", p. 16.


The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums. You may also pay additional premiums to increase the Policy Value.

Requirements for Insurance


The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 16. The Minimum Guaranteed Death Benefit must always be at least $1,000.



Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Non-smokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. We charge a higher premium for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which we place the insured.


Premiums

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to an authorized Agent of Northwestern Mutual.


By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule and we permit premium payment under an authorized payment plan by electronic funds transfer from your bank. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue inforce as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.


                                                Variable CompLife(R) Prospectus

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times ..2573 plus $2.00. A semi-annual premium is equal to the annual premium times ..5096 plus $1.35. For any frequency other than annual, the annual percentage rate ("APR") will depend on the amount of the annual premium and the premium payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.northwesternmutual.com. The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.


                                 Annual   Excess of Annual   Annual
                                 Sum of   Sum of Periodic  Percentage
           Annual    Periodic   Periodic   Premiums Over      Rate
           Premium   Premium    Premiums   Annual Premium    (APR)
          ---------- --------- ---------- ---------------- ----------
                               MONTHLY PREMIUMS
          $ 1,000.00 $   86.80 $ 1,041.60     $ 41.60        9.00%
            5,000.00    432.00   5,184.00      184.00        7.97%
           10,000.00    863.50  10,362.00      362.00        7.84%
                              QUARTERLY PREMIUMS
            1,000.00    259.30   1,037.20       37.20        9.96%
            5,000.00  1,288.50   5,154.00      154.00        8.24%
           10,000.00  2,575.00  10,300.00      300.00        8.03%
                              SEMIANNUAL PREMIUMS
            1,000.00    510.95   1,021.90       21.90        8.96%
            5,000.00  2,549.35   5,098.70       98.70        8.06%
           10,000.00  5,097.35  10,194.70      194.70        7.94%

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.


You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", p. 7.


Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period. The premium rates for term insurance are set forth in the Policy.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.

You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy

Variable CompLife(R) Prospectus

Value exceeds the sum of the net single premium for the amount of insurance then inforce, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount", p. 14. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 11. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. These charges are set forth in your Policy in the Table of Charges under Premium Suspension. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.



The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains inforce during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be inforce, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p. 14. If you surrender a Policy, its cash value will be paid. See "Cash Value", p. 12.

The following table shows representative annual premiums for a Policy with an initial death benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages. We accept premium payment by various means, including check and electronic funds transfer (EFT).

                             Premium for
                 Minimum       Minimum               Premium for
       Age at  Guaranteed    Guaranteed   Additional Additional   Total
       Issue  Death Benefit Death Benefit Protection Protection  Premium
       -----  ------------- ------------- ---------- ----------- -------
                                        SELECT
         15..   $200,000       $1,292      $200,000    $  588    $ 1,880
         35..    200,000        2,610       200,000     1,010      3,620
         55..    200,000        6,618       200,000     3,320      9,938
                                    STANDARD PLUS
         15..   $200,000       $1,406      $200,000    $  608    $ 2,014
         35..    200,000        2,874       200,000     1,118      3,992
         55..    200,000        7,196       200,000     4,428     11,624
                                       STANDARD
         15..   $200,000       $1,612      $200,000    $  740    $ 2,352
         35..    200,000        3,362       200,000     1,310      4,672
         55..    200,000        8,650       200,000     6,380     15,030

Death Benefit

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.


The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4% after the Account charges and the expenses of the Portfolios and Funds in which you invest. See "Charges Against the Account Assets", p. 11. We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.



The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 14. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.


                                                Variable CompLife(R) Prospectus

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount", p. 14. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.



We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits", p. 16. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.


The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Account


We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", p. 11.



We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. If you do not pay the initial premium with the application, the initial allocation date is the latest of 45 days after the date of the completed application, 32 days after we approve the application or 32 days after the Policy date. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.


You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time. We count the Money Market Division as one of the ten available divisions if you are using it for any purpose, including the initial allocation date procedure described above or dollar cost averaging.


You may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. If you contemplate the transfer of funds from one division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers if we determine that this is necessary to protect the interests of other investors. Transfers are effective on the date we receive a written request at our Home Office. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. We reserve the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

Variable CompLife(R) Prospectus

Deductions and Charges

Deductions from Premiums We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.


We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are inforce, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets", below. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.


We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.


We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.


We deduct an annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

We will also deduct any extra amounts we charge for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

Charges Against the Policy Value We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at a net annual rate of 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.


Charges Against the Account Assets There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.


The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.


The Portfolios and Funds in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. See "Management Fees and Other Expenses of the Funds", p. 4.


Transaction Charges The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and

                                                Variable CompLife(R) Prospectus
for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

Surrender Charges If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

                                        Premium Surrender
                    For Policies        Charge Percentage
                  surrendered after -------------------------
                   payment of the   Issue age 65
                  beginning of year  and under   Issue age 75
                  ----------------- ------------ ------------
                    1..............     24%           24%
                    2..............     28%         25.5%
                    3..............     32%           27%
                    4..............     36%         28.5%
                    5 through 10...     40%           30%
                    11.............     32%           24%
                    12.............     24%           18%
                    13.............     16%           12%
                    14.............      8%            6%
                    15 and later...      0%            0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

Guarantee of Premiums, Deductions and Charges

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.


You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p. 14.


We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue inforce on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. We will

Variable CompLife(R) Prospectus
make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. We currently expect this charge to be $250.

Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Although the source of dividends may vary, dividends under participating Policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of cost emerging over time after the Policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.


Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of the company's Board of Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company's approach is subject to change. Neither the existence nor the amount of a dividend payable on a given policy is guaranteed in any given year.


Dividend illustrations published at the time a life insurance Policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.


Although subject to change, the process of determining dividends generally can be described as follows. Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary's recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend. We pay any dividend on a Policy's anniversary and the dividend reflects our experience for the prior year.



For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.


Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.


You may use dividends to increase the Policy Value. If the Policy has Additional Protection inforce, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 14. If the Policy has Excess Amount, or if no Additional Protection is inforce, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we may pay the dividend in cash. We will use dividends to increase the Policy Value if you give us no direction. If the Policy is inforce as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is inforce as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.


Loans and Withdrawals

You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy cash value is reduced by the amount of the Policy loan. If the cash value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy inforce.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is

                                                Variable CompLife(R) Prospectus
outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is inforce as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the account divisions, in proportion to the amounts in the divisions, as of the same date.

You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount" below. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the account divisions.

A withdrawal of Policy value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual net rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

Paid-Up Insurance

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue inforce as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.


If the Policy is inforce as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.



We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains inforce for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is inforce as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt and the Policy loan interest rate will continue. See "Loans and Withdrawals", p. 13.


Reinstatement

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% annual net rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.

Right to Return Policy


You may return a Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the agent who sold it or to our Home Office. The amount of your refund depends on state law. In some states the amount of the refund will be the premium you paid. In other states the refund will be the sum of the amounts

Variable CompLife(R) Prospectus
deducted from the premium plus the Policy Value less any Policy debt on the date we receive a written request for the return of the premium at our Home Office. If returned, we will consider the Policy void from the beginning.


Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, Policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy and any amount due on the exchange.

You may also exchange a Policy for a Fixed Benefit Policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.

Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been inforce during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Payment Plans The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is inforce as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

Voting Rights

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably

                                                Variable CompLife(R) Prospectus
determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

Reports

For each Policy year (unless a Policy is inforce as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. The reports and confirmation statements will show the apportionment of invested assets among the Account divisions. The invested assets equal the Policy Value plus the value of any variable paid-up additions. The invested assets may exceed the cash value of your Policy, because the cash value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy year. You will also receive annual and semiannual reports for the Account and each of the mutual funds, including financial statements. We will send you an updated prospectus, and updated prospectuses for each of the mutual funds, each year.

Special Policy for Employers

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued. Premium rates for term insurance are set forth in the Policy.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Financial Statements


Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information. The Statement of Additional Information is available at our Website, www.NorthwesternMutual.com.


Legal Proceedings

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

Illustrations

Your financial representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit, invested assets and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection that you select. These should be based upon realistic expectations given your own individual situation.


Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy's actual cash value, death benefit, and certain expenses (which will vary with the investment performance of the portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.


Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address

Variable CompLife(R) Prospectus
the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent, but that further changes may be made.

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.


On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policyowner's control of separate account assets will cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policyowner to select the investment advisor, the investment strategy or particular investments of the separate account. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.


Tax Treatment of Life Insurance While a Policy is inforce, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.


Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 18.


As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains inforce until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy inforce, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the

                                                Variable CompLife(R) Prospectus
seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Other Tax Considerations Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of
(a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).


Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.



Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then on January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) provided that, until the issuance of further guidance, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates for arrangements entered into after January 28, 2002 must satisfy additional sales requirements); and (2) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior

Variable CompLife(R) Prospectus
to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.




On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee, (ii) the amount of policy cash value to which the employee has current access, and
(iii) the value of any other economic benefits provided to the employee during the taxable year. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003.



The Treasury and the Internal Revenue Service are currently developing additional guidance on the appropriate method of valuing life insurance protection in split-dollar arrangements.



Depending on the circumstances, the exchange of a Policy, a Policy loan, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.


On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

On February 28, 2003 and December 29, 2003, the Treasury and the Internal Revenue Service issued regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a "reportable transaction".

                                                Variable CompLife(R) Prospectus

Additional information about Northwestern Mutual Variable Life Account is provided in a Statement of Additional Information which we have filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information is available without charge if you call 1-888-455-2232.

Variable CompLife(R) Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commissions (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

Northwestern Mutual

Northwestern Mutual Variable CompLife
Northwestern Mutual Variable Life Account
Northwestern Mutual Series Fund, Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds

                                           The Northwestern Mutual
Prospectuses                               Life Insurance Company . Milwaukee,WI
                                           www.northwesternmutual.com

Investment Company Act
File Nos. 811-3990, 811-5371               90-1944 (1097) (REV 0404)
and 811-7205

[LOGO APPEARS HERE]                                                PRSRT STD
                                                                   US POSTAGE
                                                                      PAID
P.O. Box 3095                                                     MILWAUKEE WI
Milwaukee, WI 53201-3095                                          PERMIT NO. 426

                       STATEMENT OF ADDITIONAL INFORMATION

                              VARIABLE COMPLIFE(R)
             (Variable Whole Life Policy with Additional Protection)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (the "Account"),

                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

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          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Policy. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


               The Date of the Prospectus to which this Statement of
                Additional Information Relates is April 30, 2004.

               The Date of this Statement of Additional Information is April 30, 2004.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:


Year               Amount
----           -------------
2003           $  85,607,978
2002           $  97,054,099
2001           $ 120,720,024


     Commissions paid to our agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

     Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS


     The financial statements of the Account as of December 31, 2003 and for each of the two years in the period ended December 31, 2003 and of Northwestern Mutual as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Financial Statements


Northwestern Mutual Variable Life Account
Statement of Assets and Liabilities
December 31, 2003
(in thousands)


   Assets
    Investments at Market Value:
      Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock 71,874 shares (cost
        $126,863)....................................... $139,149
       T. Rowe Price Small Cap Value 38,113 shares
        (cost $39,901)..................................   49,090
       Aggressive Growth Stock 121,140 shares (cost
        $385,267).......................................  329,743
       International Growth 12,218 shares (cost
        $10,652)........................................   13,330
       Franklin Templeton International
        Equity 183,865 shares (cost $261,756)...........  259,618
       AllianceBernstein Mid Cap Value 2,384 shares
        (cost $2,816)...................................    3,135
       Index 400 Stock 94,511 shares (cost $102,846)....  120,502
       Janus Capital Appreciation 2,011 shares (cost
        $2,198).........................................    2,405
       Growth Stock 133,563 shares (cost $268,910)......  250,163
       Large Cap Core Stock 141,455 shares (cost
        $180,784).......................................  150,790
       Capital Guardian Domestic Equity 41,115
        shares (cost $35,114)...........................   41,321
       T. Rowe Price Equity Income 4,127 shares
        (cost $4,638)...................................    5,031
       Index 500 Stock 209,962 shares (cost $579,838)...  572,148
       Asset Allocation 17,197 shares (cost $15,879)....   17,507
       Balanced 141,468 shares (cost $248,075)..........  261,857
       High Yield Bond 71,695 shares (cost $51,040).....   51,979
       Select Bond 73,483 shares (cost $89,471).........   92,736
       Money Market 123,622 shares (cost $123,622)......  123,622
      Fidelity VIP Mid Cap Portfolio 183 shares
       (cost $3,838)....................................    4,386
      Russell Investment Funds
       Multi-Style Equity 8,635 shares (cost
        $104,624).......................................   99,823
       Aggressive Equity 4,121 shares (cost $45,602)....   55,509
       Non-U.S. 6,235 shares (cost $56,561).............   60,851
       Core Bond 3,219 shares (cost $33,389)............   33,704
       Real Estate Securities 3,764 shares (cost
        $41,849)........................................   51,604 $2,790,003
                                                         --------
    Due from Northwestern Mutual Life Insurance
      Company...........................................                 623
                                                                  ----------
        Total Assets....................................          $2,790,626
                                                                  ==========
   Liabilities
    Due to Northwestern Mutual Life Insurance Company...          $      229
                                                                  ----------
        Total Liabilities...............................                 229
                                                                  ----------
   Equity
    Variable Life Policies Issued Before October 11,
      1995..............................................             481,069
    Variable Complife Policies Issued On or After
      October 11, 1995..................................           2,083,152
    Variable Executive Life Policies Issued On or
      After March 2, 1998...............................             118,104
    Variable Joint Life Policies Issued On or After
      December 10, 1998.................................             108,072
                                                                  ----------
        Total Equity....................................           2,790,397
                                                                  ----------
        Total Liabilities and Equity....................          $2,790,626
                                                                  ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      Northwestern Mutual Variable Life Account

 Financial Statements


Northwestern Mutual Variable Life Account
Statements of Operations
(in thousands)


                                                               Investment Income
                                                  -------------------------------------------
                                                  Dividend Mortality and        Net Investment
                                                   Income  Expense Risks Taxes  Income (Loss)
----------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division..................  $   --     $  (606)   $ (17)    $  (623)
T. Rowe Price Small Cap Value Division...........      --        (180)      (8)       (188)
Aggressive Growth Stock Division.................      --      (1,584)     (96)     (1,680)
International Growth Division....................      84         (39)      (1)         44
Franklin Templetion International Equity Division   3,268      (1,096)     (73)      2,099
AllianceBernstein Mid Cap Value Division #.......      11          (5)      --           6
Index 400 Stock Division.........................     658        (492)     (14)        152
Janus Capital Appreciation Division #............       1          (5)      --          (4)
Growth Stock Division............................   1,701      (1,176)     (50)        475
Large Cap Core Stock Division....................   1,205        (706)     (37)        462
Capital Guardian Domestic Equity Division........     545        (143)      (9)        393
T. Rowe Price Equity Income Division #...........      44          (8)      --          36
Index 500 Stock Division.........................   6,704      (2,525)    (182)      3,997
Asset Allocation Division........................     282         (65)      (5)        212
Balanced Division................................   7,375      (1,208)    (260)      5,907
High Yield Bond Division.........................      91        (230)     (11)       (150)
Select Bond Division.............................   3,350        (414)     (29)      2,907
Money Market Division............................   1,516        (644)     (17)        855
Fidelity VIP Mid Cap Division #..................      --          (7)      (1)         (8)
Russell Multi-Style Equity Division..............     554        (373)      (7)        174
Russell Aggressive Equity Division...............      46        (202)      (5)       (161)
Russell Non-U.S. Division........................   1,335        (207)      (5)      1,123
Russell Core Bond Division.......................   1,291         (87)      (4)      1,200
Russell Real Estate Securities Division..........   2,110        (201)      (6)      1,903

Year Ended December 31, 2002
Small Cap Growth Stock Division..................  $  131     $  (487)   $ (18)    $  (374)
T. Rowe Price Small Cap Value Division...........     124         (86)      (6)         32
Aggressive Growth Stock Division.................     238      (1,457)    (101)     (1,320)
International Growth Division....................      23         (15)      (1)          7
Franklin Templetion International Equity Division   3,431        (954)     (70)      2,407
Index 400 Stock Division.........................     502        (354)     (13)        135
Growth Stock Division............................   2,122      (1,057)     (52)      1,013
Large Cap Core Stock Division....................   1,053        (655)     (39)        359
Capital Guardian Domestic Equity Division........     222         (59)      (4)        159
Index 500 Stock Division.........................   5,269      (2,191)    (181)      2,897
Asset Allocation Division........................     129         (28)      (3)         98
Balanced Division................................   7,713      (1,069)    (252)      6,392
High Yield Bond Division.........................   3,479        (161)      (8)      3,310
Select Bond Division.............................   2,499        (258)     (24)      2,217
Money Market Division............................   1,835        (592)     (17)      1,226
Russell Multi-Style Equity Division..............     356        (285)      (6)         65
Russell Aggressive Equity Division...............      --        (146)      (5)       (151)
Russell Non-U.S. Division........................     629        (159)      (5)        465
Russell Core Bond Division.......................     661         (52)      (3)        606
Russell Real Estate Securities Division..........   1,291        (118)      (6)      1,167

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

  Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------
Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
  (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
 Investments        During the Period       Investments  Investment Activity
------------------------------------------------------------------------------

   $  (891)             $  33,526            $  32,635        $  32,012
       201                 10,725               10,926           10,738
    (5,832)                69,733               63,901           62,221
       (22)                 2,841                2,819            2,863
    (1,700)                70,906               69,206           71,305
        43                    319                  362              368
      (235)                28,826               28,591           28,743
        32                    207                  239              235
    (4,730)                41,613               36,883           37,358
    (2,807)                30,073               27,266           27,728
      (111)                 8,718                8,607            9,000
        39                    393                  432              468
        61                114,875              114,936          118,933
       (25)                 2,223                2,198            2,410
      (501)                32,210               31,709           37,616
    (1,078)                11,836               10,758           10,608
     2,745                 (1,552)               1,193            4,100
        --                     --                   --              855
        41                    548                  589              581
    (1,818)                21,714               19,896           20,070
    (1,673)                17,264               15,591           15,430
    (1,188)                15,804               14,616           15,739
     1,353                   (425)                 928            2,128
       267                 10,286               10,553           12,456

   $  (736)             $ (17,491)           $ (18,227)       $ (18,601)
       172                 (2,018)              (1,846)          (1,814)
    (2,733)               (59,041)             (61,774)         (63,094)
      (297)                  (173)                (470)            (463)
    (2,938)               (33,186)             (36,124)         (33,717)
      (236)               (11,036)             (11,272)         (11,137)
    (1,528)               (45,647)             (47,175)         (46,162)
    (2,575)               (38,293)             (40,868)         (40,509)
       (94)                (2,814)              (2,908)          (2,749)
     5,110               (112,454)            (107,344)        (104,447)
       (22)                  (654)                (676)            (578)
      (625)               (23,644)             (24,269)         (17,877)
    (1,107)                (3,189)              (4,296)            (986)
       704                  3,467                4,171            6,388
        --                     --                   --            1,226
    (1,625)               (14,783)             (16,408)         (16,343)
      (937)                (5,584)              (6,521)          (6,672)
    (3,644)                (2,812)              (6,456)          (5,991)
       976                    573                1,549            2,155
       206                 (1,082)                (876)             291


                                      Northwestern Mutual Variable Life Account

 Financial Statements


Northwestern Mutual Variable Life Account
Statements of Changes in Equity
(in thousands)


                                                                        Operations
                                                 -------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------

Year Ended December 31, 2003
Small Cap Growth Stock Division.................    $  (623)     $  (891)    $  33,526       $  32,012
T. Rowe Price Small Cap Value Division..........       (188)         201        10,725          10,738
Aggressive Growth Stock Division................     (1,680)      (5,832)       69,733          62,221
International Growth Division...................         44          (22)        2,841           2,863
Franklin Templeton International Equity Division      2,099       (1,700)       70,906          71,305
AllianceBernstein Mid Cap Value Division #......          6           43           319             368
Index 400 Stock Division........................        152         (235)       28,826          28,743
Janus Capital Appreciation Division #...........         (4)          32           207             235
Growth Stock Division...........................        475       (4,730)       41,613          37,358
Large Cap Core Stock Division...................        462       (2,807)       30,073          27,728
Capital Guardian Domestic Equity Division.......        393         (111)        8,718           9,000
T. Rowe Price Equity Income Division #..........         36           39           393             468
Index 500 Stock Division........................      3,997           61       114,875         118,933
Asset Allocation Division.......................        212          (25)        2,223           2,410
Balanced Division...............................      5,907         (501)       32,210          37,616
High Yield Bond Division........................       (150)      (1,078)       11,836          10,608
Select Bond Division............................      2,907        2,745        (1,552)          4,100
Money Market Division...........................        855           --            --             855
Fidelity VIP Mid Cap Division #.................         (8)          41           548             581
Russell Multi-Style Equity Division.............        174       (1,818)       21,714          20,070
Russell Aggressive Equity Division..............       (161)      (1,673)       17,264          15,430
Russell Non-U.S. Division.......................      1,123       (1,188)       15,804          15,739
Russell Core Bond Division......................      1,200        1,353          (425)          2,128
Russell Real Estate Securities Division.........      1,903          267        10,286          12,456

Year Ended December 31, 2002
Small Cap Growth Stock Division.................    $  (374)     $  (736)    $ (17,491)      $ (18,601)
T. Rowe Price Small Cap Value Division..........         32          172        (2,018)         (1,814)
Aggressive Growth Stock Division................     (1,320)      (2,733)      (59,041)        (63,094)
International Growth Division...................          7         (297)         (173)           (463)
Franklin Templeton International Equity Division      2,407       (2,938)      (33,186)        (33,717)
Index 400 Stock Division........................        135         (236)      (11,036)        (11,137)
Growth Stock Division...........................      1,013       (1,528)      (45,647)        (46,162)
Large Cap Core Stock Division...................        359       (2,575)      (38,293)        (40,509)
Capital Guardian Domestic Equity Division.......        159          (94)       (2,814)         (2,749)
Index 500 Stock Division........................      2,897        5,110      (112,454)       (104,447)
Asset Allocation Division.......................         98          (22)         (654)           (578)
Balanced Division...............................      6,392         (625)      (23,644)        (17,877)
High Yield Bond Division........................      3,310       (1,107)       (3,189)           (986)
Select Bond Division............................      2,217          704         3,467           6,388
Money Market Division...........................      1,226           --            --           1,226
Russell Multi-Style Equity Division.............         65       (1,625)      (14,783)        (16,343)
Russell Aggressive Equity Division..............       (151)        (937)       (5,584)         (6,672)
Russell Non-U.S. Division.......................        465       (3,644)       (2,812)         (5,991)
Russell Core Bond Division......................        606          976           573           2,155
Russell Real Estate Securities Division.........      1,167          206        (1,082)            291

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

                              Equity Transactions                                                 Equity
--------------------------------------------------------------------------------            ------------------
                                                                     Increase
                                            Transfers  Transfers  (Decrease) in     Net
               Policy Loans,                from Other  to Other  Equity Derived  Increase  Beginning   End
Policyowners' Surrenders, and Mortality and Divisions  Divisions   from Equity   (Decrease)    of        of
Net Payments  Death Benefits   Other (net)  or Sponsor or Sponsor  Transactions  in Equity   Period    Period
--------------------------------------------------------------------------------------------------------------

  $ 27,434       $ (9,924)      $ (5,738)    $19,899   $ (13,246)    $18,425      $ 50,437  $ 88,739  $139,176
     7,786         (1,952)        (1,727)     16,289      (5,684)     14,712        25,450    23,643    49,093
    60,234        (23,756)       (13,144)     24,161     (25,415)     22,080        84,301   245,570   329,871
     1,787           (409)          (395)      7,087      (2,032)      6,038         8,901     4,429    13,330
    39,949        (15,249)        (9,144)     21,577     (12,400)     24,733        96,038   163,460   259,498
       157            (17)           (39)      2,883        (218)      2,766         3,134        --     3,134
    20,801         (7,075)        (4,639)     19,312      (8,557)     19,842        48,585    71,919   120,504
        57            (11)           (29)      2,616        (463)      2,170         2,405        --     2,405
    50,569        (17,909)       (10,550)     22,213     (18,323)     26,000        63,358   186,888   250,246
    29,172        (10,449)        (5,860)     11,799     (11,558)     13,104        40,832   110,027   150,859
     6,504         (1,333)        (1,360)     14,259      (4,575)     13,495        22,495    18,831    41,326
       103            (21)           (56)      4,815        (279)      4,562         5,030        --     5,030
   100,972        (34,018)       (21,978)     44,892     (28,934)     60,934       179,867   392,362   572,229
     3,039           (804)          (603)      7,018      (1,444)      7,206         9,616     7,900    17,516
    33,357        (14,745)        (8,943)     18,756     (13,440)     14,985        52,601   209,313   261,914
     7,849         (2,601)        (2,190)     12,672      (7,086)      8,644        19,252    32,717    51,969
    16,297         (5,347)        (4,256)     31,858     (25,381)     13,171        17,271    75,496    92,767
   163,443        (17,489)       (12,821)     56,729    (186,977)      2,885         3,740   119,904   123,644
       203            (27)           (52)      4,423        (744)      3,803         4,384        --     4,384
    19,042         (6,524)        (4,144)     15,128      (5,824)     17,678        37,748    62,079    99,827
     8,625         (3,111)        (1,995)     25,231     (18,789)      9,961        25,391    30,118    55,509
    10,589         (3,623)        (2,181)      8,442      (3,681)      9,546        25,285    35,554    60,839
     4,050         (1,346)        (2,035)      8,251     (12,046)     (3,126)         (998)   34,723    33,725
     8,375         (2,861)        (2,047)     13,386      (6,600)     10,253        22,709    28,893    51,602

  $ 28,498       $ (7,487)      $ (5,498)    $20,009   $ (10,825)    $24,697      $  6,096  $ 82,643  $ 88,739
     4,209           (708)          (738)     20,173      (3,781)     19,155        17,341     6,302    23,643
    67,922        (20,224)       (13,292)     30,778     (31,416)     33,768       (29,326)  274,896   245,570
       808           (158)          (147)      6,020      (2,767)      3,756         3,293     1,136     4,429
    43,862        (13,590)        (8,065)     22,387     (18,085)     26,509        (7,208)  170,668   163,460
    20,450         (4,145)        (3,916)     22,086      (6,096)     28,379        17,242    54,677    71,919
    56,456        (15,648)       (10,956)     24,065     (16,982)     36,935        (9,227)  196,115   186,888
    34,103         (9,579)        (6,256)     13,448     (12,836)     18,880       (21,629)  131,656   110,027
     3,500           (338)          (597)     15,134      (1,690)     16,009        13,260     5,571    18,831
   111,260        (33,947)       (21,509)     45,341     (30,043)     71,102       (33,345)  425,707   392,362
     1,179           (269)          (262)      6,375        (739)      6,284         5,706     2,194     7,900
    32,640        (14,335)        (6,804)     20,990     (13,327)     19,164         1,287   208,026   209,313
     7,500         (2,307)        (1,496)      6,166      (3,757)      6,106         5,120    27,597    32,717
    12,009         (3,313)        (2,922)     30,764     (10,812)     25,726        32,114    43,382    75,496
   192,709        (15,625)       (17,291)     51,384    (199,919)     11,258        12,484   107,420   119,904
    22,082         (4,487)        (3,993)     11,287      (7,331)     17,558         1,215    60,864    62,079
     9,224         (2,165)        (1,852)      8,160      (5,758)      7,609           937    29,181    30,118
    11,645         (2,408)        (1,943)     13,956     (12,413)      8,837         2,846    32,708    35,554
     5,412           (804)        (1,096)     13,069      (3,048)     13,533        15,688    19,035    34,723
     5,955         (1,897)        (1,256)     14,905      (4,872)     12,835        13,126    15,767    28,893


                                      Northwestern Mutual Variable Life Account

 Financial Highlights


Northwestern Mutual Variable Life Account
(For a unit outstanding during the period)


                                                                   Dividend
                                                                 Income as a % Expense Ratio,
                                            Unit Value(3),        of Average     Lowest to     Total Return(4),
Division                                   Lowest to Highest      Net Assets      Highest      Lowest to Highest
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $1.662679 to $ 20.745671     0.00%      .20% to .75%    32.13%  to  33.06%
  Year Ended 12/31/02.................. $1.258323 to $ 15.591407     0.15%      .20% to .75%  (18.99%) to (18.42%)
  Year Ended 12/31/01.................. $1.553320 to $ 19.112629     0.01%      .20% to .75%   (4.44%) to  (3.76%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/03.................. $1.276782 to $ 12.985287     0.00%      .20% to .75%    34.21%  to  35.15%
  Year Ended 12/31/02.................. $0.951303 to $  9.607906     0.72%      .20% to .75%   (6.24%) to  (5.58%)
  Period Ended 12/31/01................ $1.014592 to $ 10.175772     0.42%      .20% to .75%     1.46%  to   1.76%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $1.814891 to $ 47.932675     0.00%      .20% to .75%    23.83%  to  24.69%
  Year Ended 12/31/02.................. $1.464237 to $ 38.441232     0.09%      .20% to .75%  (21.70%) to (21.15%)
  Year Ended 12/31/01.................. $1.868189 to $ 48.753408    21.57%      .20% to .75%  (20.44%) to (19.87%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $1.085420 to $ 11.039080     1.06%      .20% to .75%    38.02%  to  38.99%
  Year Ended 12/31/02.................. $0.786402 to $  7.942434     0.78%      .20% to .75%  (12.95%) to (12.34%)
  Period Ended 12/31/01................ $0.903343 to $  9.060000     0.00%      .20% to .75%   (9.67%) to  (9.40%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $1.465045 to $  2.471833     1.64%      .20% to .75%    39.49%  to  40.46%
  Year Ended 12/31/02.................. $1.216308 to $  1.759773     1.99%      .20% to .75%  (17.98%) to (17.40%)
  Year Ended 12/31/01.................. $1.481423 to $  2.130553    10.20%      .20% to .75%  (14.60%) to (14.00%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................ $1.325376 to $ 13.315544     1.14%      .20% to .75%    32.54%  to  33.16%
Index 400 Stock
  Year Ended 12/31/03.................. $1.294360 to $ 15.159273     0.70%      .20% to .75%    34.08%  to  35.01%
  Year Ended 12/31/02.................. $1.038438 to $ 11.227976     0.75%      .20% to .75%  (15.14%) to (14.54%)
  Year Ended 12/31/01.................. $1.223656 to $ 13.138452     1.13%      .20% to .75%   (1.35%) to  (0.65%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................ $1.193442 to $ 11.990097     0.09%      .20% to .75%    19.34%  to  19.90%
Growth Stock
  Year Ended 12/31/03.................. $1.908431 to $ 25.471804     0.79%      .20% to .75%    18.12%  to  18.94%
  Year Ended 12/31/02.................. $1.645371 to $ 21.414901     1.10%      .20% to .75%  (21.38%) to (20.83%)
  Year Ended 12/31/01.................. $2.090785 to $ 27.049526     4.25%      .20% to .75%  (14.82%) to (14.22%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $1.085867 to $ 20.737771     0.94%      .20% to .75%    23.19%  to  24.05%
  Year Ended 12/31/02.................. $1.296529 to $ 16.717038     0.90%      .20% to .75%  (28.70%) to (28.20%)
  Year Ended 12/31/01.................. $1.816535 to $ 23.281928     3.45%      .20% to .75%   (8.42%) to  (7.77%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $1.018090 to $ 10.354264     1.88%      .20% to .75%    33.48%  to  34.41%
  Year Ended 12/31/02.................. $0.762737 to $  7.703469     1.77%      .20% to .75%  (21.79%) to (21.24%)
  Period Ended 12/31/01................ $0.975250 to $  9.781208     0.73%      .20% to .75%   (2.48%) to  (2.19%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................ $1.230617 to $ 12.363579     2.79%      .20% to .75%    23.06%  to  23.64%
Index 500 Stock
  Year Ended 12/31/03.................. $2.081264 to $ 45.268617     1.43%      .20% to .75%    27.54%  to  28.43%
  Year Ended 12/31/02.................. $1.630187 to $ 35.246385     1.30%      .20% to .75%  (22.61%) to (22.07%)
  Year Ended 12/31/01.................. $2.104460 to $ 45.228886     4.26%      .20% to .75%  (12.50%) to (11.88%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $1.042045 to $ 10.598020     2.23%      .20% to .75%    19.79%  to  20.63%
  Year Ended 12/31/02.................. $0.869901 to $  8.785751     2.35%      .20% to .75%  (10.88%) to (10.26%)
  Period Ended 12/31/01................ $0.976111 to $  9.789803     1.19%      .20% to .75%   (2.39%) to  (2.10%)
Balanced
  Year Ended 12/31/03.................. $1.923623 to $ 99.686821     3.15%      .20% to .75%    17.17%  to  17.99%
  Year Ended 12/31/02.................. $1.640075 to $ 84.486469     3.70%      .20% to .75%   (8.18%) to  (7.54%)
  Year Ended 12/31/01.................. $1.784400 to $ 91.372736     7.58%      .20% to .75%   (3.83%) to  (3.15%)
High Yield Bond
  Year Ended 12/31/03.................. $0.908491 to $ 20.482734     0.21%      .20% to .75%    28.16%  to  29.06%
  Year Ended 12/31/02.................. $1.276280 to $ 15.870922    11.64%      .20% to .75%   (3.57%) to  (2.89%)
  Year Ended 12/31/01.................. $1.322201 to $ 16.343831    11.57%      .20% to .75%     4.29%  to   5.03%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Northwestern Mutual Variable Life Account

 Financial Highlights

(For a unit outstanding during the period)

                                                          Dividend
                                                        Income as a % Expense Ratio,
                                   Unit Value(3),        of Average     Lowest to     Total Return(4),
Division                          Lowest to Highest      Net Assets      Highest      Lowest to Highest
---------------------------------------------------------------------------------------------------------
Select Bond
  Year Ended 12/31/03......... $1.423053 to $127.939501     3.78%      .20% to .75%     4.76%  to   5.49%
  Year Ended 12/31/02......... $1.624374 to $121.279756     4.23%      .20% to .75%    11.31%  to  12.09%
  Year Ended 12/31/01......... $1.457873 to $108.200259     5.07%      .20% to .75%     9.59%  to  10.37%
Money Market
  Year Ended 12/31/03......... $1.035206 to $ 34.553668     1.22%      .20% to .75%     0.53%  to   1.23%
  Year Ended 12/31/02......... $1.339422 to $ 34.132616     1.63%      .20% to .75%     0.95%  to   1.65%
  Year Ended 12/31/01......... $1.325528 to $ 33.577318     3.73%      .20% to .75%     3.19%  to   3.92%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03....... $1.400160 to $ 14.066904     0.00%      .20% to .75%    40.02%  to  40.67%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.754341 to $ 11.740732     0.70%      .20% to .75%    27.96%  to  28.86%
  Year Ended 12/31/02......... $0.589495 to $  6.221208     0.58%      .20% to .75%  (23.72%) to (23.19%)
  Year Ended 12/31/01......... $0.772852 to $  8.099453     2.00%      .20% to .75%  (14.81%) to (14.21%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $1.163121 to $ 13.489469     0.11%      .20% to .75%    44.59%  to  45.60%
  Year Ended 12/31/02......... $0.804447 to $  8.707578     0.00%      .20% to .75%  (19.62%) to (19.06%)
  Year Ended 12/31/01......... $1.000805 to $ 10.757522     0.11%      .20% to .75%   (3.05%) to  (2.36%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.948548 to $ 10.238075     2.98%      .20% to .75%    37.82%  to  38.79%
  Year Ended 12/31/02......... $0.688244 to $  7.095865     1.79%      .20% to .75%  (15.74%) to (15.15%)
  Year Ended 12/31/01......... $0.816787 to $  8.362558     0.67%      .20% to .75%  (22.58%) to (22.03%)
Russell Core Bond
  Year Ended 12/31/03......... $1.329405 to $ 13.532112     3.47%      .20% to .75%     5.41%  to   6.15%
  Year Ended 12/31/02......... $1.261197 to $ 12.748590     2.67%      .20% to .75%     3.08%  to   3.80%
  Year Ended 12/31/01......... $1.166871 to $ 11.713217     5.52%      .20% to .75%     7.08%  to   7.84%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.782914 to $ 18.123797     5.39%      .20% to .75%    36.26%  to  37.21%
  Year Ended 12/31/02......... $1.308500 to $ 13.208871     5.44%      .20% to .75%     8.08%  to   8.84%
  Year Ended 12/31/01......... $1.269394 to $ 12.725061     5.23%      .20% to .75%     6.65%  to   7.41%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      Northwestern Mutual Variable Life Account

Notes to Financial Statements


Northwestern Mutual Variable Life Account
December 31, 2003

Note 1 -- Northwestern Mutual Variable Life Account ("the Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "NM") used to fund variable life insurance policies.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of Funds' shares is identified cost. Purchase and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- -------
           Small Cap Growth Stock................. $ 30,041  $12,264
           T. Rowe Price Small Cap Value..........   17,350    2,831
           Aggressive Growth Stock................   48,755   28,372
           International Growth...................    6,716      626
           Franklin Templeton International Equity   45,771   18,741
           AllianceBernstein Mid Cap Value........    2,851       51
           Index 400 Stock........................   28,703    8,735
           Janus Capital Appreciation.............    2,217       46
           Growth Stock...........................   47,883   21,459
           Large Cap Core Stock...................   26,082   12,538
           Capital Guardian Domestic Equity.......   16,140    2,248
           T. Rowe Price Equity Income............    4,686       65
           Index 500 Stock........................  108,689   41,261
           Asset Allocation.......................    8,575    1,162
           Balanced...............................   38,532   17,672
           High Yield Bond........................   11,970    3,477
           Select Bond............................   25,233    7,341
           Money Market...........................   40,778   37,052
           Fidelity VIP Mid Cap...................    3,883       86
           Russell Multi-Style Equity.............   26,298    8,427
           Russell Aggressive Equity..............   13,761    3,959
           Russell Non-U.S........................   15,290    4,602
           Russell Core Bond......................    3,322    4,645
           Russell Real Estate Securities.........   15,906    3,760

Note 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable CompLife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for Variable Executive Life policies issued on or after March 2, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .32% thereafter for policies with the Cash Value Amendment, or .30% thereafter for policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies issued on or after December 10, 1998 is determined monthly at an annual rate of .20% of the amounts invested in the Account for the Policy. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies this cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies the cost reflects expected mortality costs based upon actual experience.

Note 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable CompLife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life

Northwestern Mutual Variable Life Account

 Notes to Financial Statements


policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Note 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable CompLife policies only.

Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                                      Net
                                                   Units   Units    Increase
                                                   Issued Redeemed (Decrease)
  ---------------------------------------------------------------------------

  Year Ended December 31, 2003
  Small Cap Growth Stock Division................. 19,518   7,767    11,751
  T. Rowe Price Small Cap Value Division.......... 13,219   2,089    11,130
  Aggressive Growth Stock Division................ 28,858  15,092    13,766
  International Growth Division...................  5,512     545     4,967
  Franklin Templeton International Equity Division 28,643  11,477    17,166
  AllianceBernstein Mid Cap Value Division #......  1,859      28     1,831
  Index 400 Stock Division........................ 21,656   6,417    15,239
  Janus Capital Appreciation Division #...........  1,756      38     1,718
  Growth Stock Division........................... 24,361  10,438    13,923
  Large Cap Core Stock Division................... 16,288   7,413     8,875
  Capital Guardian Domestic Equity Division....... 14,784   1,962    12,822
  T. Rowe Price Equity Income Division #..........  3,184      45     3,139
  Index 500 Stock Division........................ 48,109  18,742    29,367
  Asset Allocation Division.......................  7,099     881     6,218
  Balanced Division............................... 13,284   5,007     8,277
  High Yield Bond Division........................  6,953   2,035     4,918
  Select Bond Division............................  9,860   3,417     6,443
  Money Market Division........................... 24,722  24,254       468
  Fidelity VIP Mid Cap Division #.................  2,438      48     2,390
  Russell Multi-Style Equity Division............. 34,575  10,681    23,894
  Russell Aggressive Equity Division.............. 12,760   3,541     9,219
  Russell Non-U.S. Division....................... 16,087   4,949    11,138
  Russell Core Bond Division......................  4,233   1,627     2,606
  Russell Real Estate Securities Division.........  8,150   2,163     5,987

  Year Ended December 31, 2002
  Small Cap Growth Stock Division................. 21,879   5,762    16,117
  T. Rowe Price Small Cap Value Division.......... 16,289     940    15,349
  Aggressive Growth Stock Division................ 31,706  11,971    19,735
  International Growth Division...................  3,807     217     3,590
  Franklin Templeton International Equity Division 27,941   9,938    18,003
  Index 400 Stock Division........................ 25,275   4,282    20,993
  Growth Stock Division........................... 26,801   8,696    18,105
  Large Cap Core Stock Division................... 18,061   6,580    11,481
  Capital Guardian Domestic Equity Division....... 14,522     514    14,008
  Index 500 Stock Division........................ 51,427  17,640    33,787
  Asset Allocation Division.......................  5,076     233     4,843
  Balanced Division............................... 15,354   4,320    11,034
  High Yield Bond Division........................  5,744   1,807     3,937
  Select Bond Division............................ 15,933   1,922    14,011
  Money Market Division........................... 46,015  38,122     7,893
  Russell Multi-Style Equity Division............. 29,772   7,757    22,015
  Russell Aggressive Equity Division.............. 10,595   2,767     7,828
  Russell Non-U.S. Division....................... 13,195   3,672     9,523
  Russell Core Bond Division......................  4,535     771     3,764
  Russell Real Estate Securities Division......... 10,466   1,648     8,818

#  The initial investment in this Division was made on May 1, 2003.

The changes in units outstanding do not include Variable Life policies issued before October 11, 1995.

                                      Northwestern Mutual Variable Life Account

 Notes to Financial Statements



Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                             Variable Life Policies
                                                Issued Before
                                               October 11, 1995
                                                  Equity of:
                                             ----------------------  Total
     Division                                Policyowners    NM      Equity
     -----------------------------------------------------------------------
     Small Cap Growth Stock.................   $ 10,037    $   374  $ 10,411
     T. Rowe Price Small Cap Value..........      5,377        192     5,569
     Aggressive Growth Stock................     52,337      2,487    54,824
     International Growth...................        960         29       989
     Franklin Templeton International Equity     43,982      1,923    45,905
     AllianceBernstein Mid Cap Value........        433         18       451
     Index 400 Stock........................      8,512        283     8,795
     Janus Capital Appreciation.............        149          3       152
     Growth Stock...........................     26,543      1,212    27,755
     Large Cap Core Stock...................     20,123      1,025    21,148
     Capital Guardian Domestic Equity.......      5,216        235     5,451
     T. Rowe Price Equity Income............        875         42       917
     Index 500 Stock........................    103,700      3,702   107,402
     Asset Allocation.......................      2,888         98     2,986
     Balanced...............................    138,824      3,316   142,140
     High Yield Bond........................      5,944        259     6,203
     Select Bond............................     12,601        428    13,029
     Money Market...........................      8,582        229     8,811
     Fidelity VIP Mid Cap...................        808         24       832
     Russell Multi-Style Equity.............      4,494        164     4,658
     Russell Aggressive Equity..............      3,411        117     3,528
     Russell Non-U.S........................      3,282        117     3,399
     Russell Core Bond......................      1,598         71     1,669
     Russell Real Estate Securities.........      3,927        118     4,045
                                               --------    -------  --------
                                               $464,603    $16,466  $481,069
                                               ========    =======  ========

                                              Variable Complife
                                            Policies Issued On or After
                                              October 11, 1995
                                                 Equity of:
                                            ---------------------------   Total
    Division                                Policyowners       NM         Equity
    ------------------------------------------------------------------------------
    Small Cap Growth Stock.................  $  102,674     $ 17,191    $  119,865
    T. Rowe Price Small Cap Value..........      33,154        5,476        38,630
    Aggressive Growth Stock................     233,096       31,656       264,752
    International Growth...................       8,404        1,615        10,019
    Franklin Templeton International Equity     178,279       23,978       202,257
    AllianceBernstein Mid Cap Value........       2,082          318         2,400
    Index 400 Stock........................      86,805       14,238       101,043
    Janus Capital Appreciation.............       1,774          255         2,029
    Growth Stock...........................     180,341       26,255       206,596
    Large Cap Core Stock...................     107,668       14,939       122,607
    Capital Guardian Domestic Equity.......      26,073        4,459        30,532
    T. Rowe Price Equity Income............       3,357          480         3,837
    Index 500 Stock........................     374,316       52,932       427,248
    Asset Allocation.......................      11,007        1,911        12,918
    Balanced...............................      95,495       13,653       109,148
    High Yield Bond........................      36,223        4,778        41,001
    Select Bond............................      52,974        7,610        60,584
    Money Market...........................      79,177       20,379        99,556
    Fidelity VIP Mid Cap...................       2,812          513         3,325
    Russell Multi-Style Equity.............      66,307       11,393        77,700
    Russell Aggressive Equity..............      38,262        6,215        44,477
    Russell Non-U.S........................      39,223        6,438        45,661
    Russell Core Bond......................      12,751        2,178        14,929
    Russell Real Estate Securities.........      36,101        5,937        42,038
                                             ----------      --------   ----------
                                             $1,808,355     $274,797    $2,083,152
                                             ==========      ========   ==========


Northwestern Mutual Variable Life Account

 Notes to Financial Statements



                                         Variable Executive   Variable Joint
                                           Life Policies      Life Policies
                                         Issued On or After Issued On or After
                                           March 2, 1998    December 10, 1998
 Division                                   Total Equity       Total Equity
 -----------------------------------------------------------------------------
 Small Cap Growth Stock.................      $  3,001           $  5,900
 T. Rowe Price Small Cap ValueTotal.....         1,630              3,264
 Aggressive Growth Stock................         4,588              5,707
 International Growth...................         1,271              1,051
 Franklin Templeton International Equity         4,867              6,469
 AllianceBernstein Mid Cap Value........            72                211
 Index 400 Stock........................         4,000              6,667
 Janus Capital Appreciation.............           174                 49
 Growth Stock...........................         8,218              7,676
 Large Cap Core Stock...................         3,344              3,761
 Capital Guardian Domestic Equity.......         1,667              3,675
 T Rowe Price Equity Income.............            67                209
 Index 500 Stock........................        11,220             26,359
 Asset Allocation.......................           546              1,067
 Balanced...............................         3,485              7,141
 High Yield Bond........................         3,360              1,405
 Select Bond............................        14,416              4,737
 Money Market...........................         8,517              6,759
 Fidelity VIP Mid Cap...................            18                209
 Russell Multi-Style Equity.............        11,590              5,879
 Russell Aggressive Equity..............         5,101              2,403
 Russell Non-U S........................         8,104              3,675
 Russell Core Bond......................        16,238                889
 Russell Real Estate Securities.........         2,610              2,910
                                              --------           --------
                                              $118,104           $108,072
                                              ========           ========

                                      Northwestern Mutual Variable Life Account

 Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Portfolio, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
January 28, 2004

Accountants' Report

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                December 31,
                                          -----------------------
                                             2003         2002
                                          ----------   ----------
Assets:
   Bonds                                  $   55,571   $   50,597
   Common and preferred stocks                 6,577        4,902
   Mortgage loans                             16,426       15,692
   Real estate                                 1,481        1,503
   Policy loans                                9,546        9,292
   Other investments                           4,851        4,242
   Cash and temporary investments              2,594        1,814
                                          ----------   ----------
      Total investments                       97,046       88,042
   Due and accrued investment income           1,126        1,100
   Net deferred tax assets                     1,198        1,887
   Deferred premium and other assets           1,790        1,660
   Separate account assets                    12,662       10,246
                                          ----------   ----------
      Total assets                        $  113,822   $  102,935
                                          ==========   ==========
Liabilities and Surplus:
   Reserves for policy benefits           $   81,280   $   74,880
   Policyowner dividends payable               3,770        3,765
   Interest maintenance reserve                  815          521
   Asset valuation reserve                     2,568        1,268
   Income taxes payable                          737          777
   Other liabilities                           4,443        4,261
   Separate account liabilities               12,662       10,246
                                          ----------   ----------
      Total liabilities                      106,275       95,718
   Surplus                                     7,547        7,217
                                          ----------   ----------
      Total liabilities and surplus       $  113,822   $  102,935
                                          ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Revenue:
   Premiums                               $   10,307    $  10,108   $    9,447
   Net investment income                       5,737        5,477        5,431
   Other income                                  501          439          467
                                          ----------   ----------   ----------
      Total revenue                           16,545       16,024       15,345
                                          ----------   ----------   ----------
Benefits and expenses:
   Benefit payments to policyowners
    and beneficiaries                          4,079        3,902        3,808
   Net additions to policy benefit
    reserves                                   6,260        6,186        5,367
   Net transfers to separate accounts            288          242          502
                                          ----------   ----------   ----------
      Total benefits                          10,627       10,330        9,677
   Commissions and operating expenses          1,690        1,580        1,453
                                          ----------   ----------   ----------
      Total benefits and expenses             12,317       11,910       11,130
                                          ----------   ----------   ----------
Gain from operations before dividends
 and taxes                                     4,228        4,114        4,215
Policyowner dividends                          3,765        3,792        3,651
                                          ----------   ----------   ----------
Gain from operations before taxes                463          322          564
Income tax expense (benefit)                     (90)        (442)         173
                                          ----------   ----------   ----------
Net gain from operations                         553          764          391
Net realized capital gains (losses)              139         (606)         259
                                          ----------   ----------   ----------
      Net income                          $      692    $     158   $      650
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Beginning of year balance                 $    7,217   $    6,892   $    5,896
   Net income                                    692          158          650
   Change in net unrealized capital
    gains (losses)                             1,171         (517)        (555)
   Change in net deferred income tax            (137)          44           73
   Change in nonadmitted assets and
    other                                        (96)        (126)        (124)
   Change in reserve valuation bases
    (Note 5)                                      --           --          (61)
   Change in asset valuation reserve          (1,300)         766          264
   Cumulative effect of changes in
    accounting principles (Note 15)               --           --          749
                                          ----------   ----------   ----------
      Net change in surplus                      330          325          996
                                          ----------   ----------   ----------
      End of year balance                 $    7,547   $    7,217   $    6,892
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                   For the year ended
                                                      December 31,
                                          ------------------------------------
                                             2003         2002         2001
                                          ----------   ----------   ----------
Cash flows from operating activities:
   Premiums and other income received     $    6,984   $    6,947   $    6,607
   Investment income received                  5,727        5,224        5,328
   Disbursement of policy loans, net
    of repayments                               (254)        (264)        (524)
   Payments to policyowners and
    beneficiaries                             (4,312)      (4,130)      (3,996)
   Net transfers to separate accounts           (284)        (257)        (534)
   Commissions, expenses and taxes paid       (1,637)      (1,855)      (1,698)
                                          ----------   ----------   ----------
         Net cash provided by operating
          activities                           6,224        5,665        5,183
                                          ----------   ----------   ----------
Cash flows from investing activities:
   Proceeds from investments sold or
    matured:
      Bonds                                   75,838       60,865       35,318
      Common and preferred stocks              2,392        1,766       15,465
      Mortgage loans                           1,843        1,532        1,174
      Real estate                                356          468          244
      Other investments                        1,047        1,646          494
                                          ----------   ----------   ----------
                                              81,476       66,277       52,695
                                          ----------   ----------   ----------
   Cost of investments acquired:
      Bonds                                   79,994       67,398       38,915
      Common and preferred stocks              2,708        2,003       15,014
      Mortgage loans                           2,534        2,005        2,003
      Real estate                                191          191          353
      Other investments                        1,387          748        1,106
                                          ----------   ----------   ----------
                                              86,814       72,345       57,391
                                          ----------   ----------   ----------
         Net cash applied to investing
          activities                          (5,338)      (6,068)      (4,696)
                                          ----------   ----------   ----------
Cash flows from financing and
 miscellaneous sources:
   Net deposits on deposit-type
    contract funds and other
    liabilities without life or
    disability contingencies                     142          249          203
   Other cash provided (applied)                (248)         (50)         111
                                          ----------   ----------   ----------
         Net cash provided by
          financing and other
          activities:                           (106)         199          314
                                          ----------   ----------   ----------
         Net increase (decrease) in
          cash and temporary
           investments                           780         (204)         801
Cash and temporary investments,
 beginning of year                             1,814        2,018        1,217
                                          ----------   ----------   ----------
            Cash and temporary
             investments, end of year     $    2,594   $    1,814   $    2,018
                                          ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments
     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans
     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments
     Other investments consist primarily of real estate joint ventures, partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), leveraged leases and unconsolidated non-insurance subsidiaries. These investments are valued based on the equity method of accounting, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their valuation in the financial statements.

     Temporary Investments
     Temporary investments represent securities that had maturities of one year or less at purchase, and are reported at amortized cost, which approximates fair value.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Net Investment Income
     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships, and unconsolidated subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve
     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

     Investment Capital Gains and Losses
     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships, and unconsolidated subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve
     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts
     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue
     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income
     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries
     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits
     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses
     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software
     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $25 million and $20 million at December 31, 2003 and 2002, respectively, are reported in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $56 million and $48 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $42 million, $27 million and $14 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Furniture and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $6 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Policyowner Dividends
     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets
     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and furniture, fixtures, equipment, and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications
     Certain financial statement balances have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds
     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the estimated yield-to-maturity of such securities.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2003 and 2002 were as follows:

December 31, 2003                     Reconciliation to Estimated Fair Value
----------------------------   -------------------------------------------------
                                               Gross        Gross      Estimated
                                Statement   Unrealized   Unrealized      Fair
                                  Value        Gains       Losses        Value
                               ----------   ----------   ----------   ----------
                                                (in millions)
U.S. Government                $    9,233   $      476   $      (42)  $    9,667
States, territories and
 possessions                          374           56           (4)         426
Special revenue and
 assessments                       10,037          253          (41)      10,249
Public utilities                    2,516          213           (6)       2,723
Banks, trust and insurance
 companies                          3,227           82          (24)       3,285
Industrial and miscellaneous       30,184        2,303         (241)      32,246
                               ----------   ----------   ----------   ----------
   Total                       $   55,571   $    3,383   $     (358)  $   58,596
                               ==========   ==========   ==========   ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

December 31, 2002                    Reconciliation to Estimated Fair Value
----------------------------   -------------------------------------------------
                                               Gross        Gross      Estimated
                                Statement   Unrealized   Unrealized      Fair
                                  Value        Gains       Losses        Value
                               ----------   ----------   ----------   ----------
                                                (in millions)
U.S. Government                $    8,933   $      531   $      (21)  $    9,443
States, territories and
 possessions                          396           61           --          457
Special revenue and
 assessments                        7,576          400           (1)       7,975
Public utilities                    2,501          251          (25)       2,727
Banks, trust and insurance
 companies                          1,355           71          (15)       1,411
Industrial and miscellaneous       29,836        2,150         (688)      31,298
                               ----------   ----------   ----------   ----------
   Total                       $   50,597   $    3,464   $     (750)  $   53,311
                               ==========   ==========   ==========   ==========

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Statement   Estimated
                                            Value     Fair Value
                                         ----------   ----------
                                              (in millions)

Due in one year or less                  $      634   $      648
Due after one year through five years         8,593        9,105
Due after five years through ten years       13,775       14,819
Due after ten years                          14,349       15,402
                                         ----------   ----------
                                             37,351       39,974
Mortgage-backed and structured
 securities                                  18,220       18,622
                                         ----------   ----------
   Total                                 $   55,571   $   58,596
                                         ==========   ==========

     Common and Preferred Stocks
     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is used to value investments in common stock of unconsolidated subsidiaries.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Mortgage Loans
     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2003 were 8.5% and 3.6%, respectively, while these rates during 2002 were 8.2% and 5.0%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2003 and 2002 were 66% and 65%, respectively, with a maximum of 100% for any single loan during each of 2003 and 2002.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2003 and 2002, the reported value of mortgage loans was reduced by $13 million and $44 million, respectively, in valuation adjustments.

     Real Estate
     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At both December 31, 2003 and 2002 there was no valuation adjustment in determining the reported value of real estate investments.

     At December 31, 2003 and 2002, the reported value of real estate included $180 million and $124 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases
     Leveraged leases are reported in the financial statements at the present value of future minimum lease payments, plus the residual value of the leased asset. At December 31, 2003 and 2002, the reported value of leveraged leases was $513 million and $532 million, respectively. The reported value of leveraged leases at December 31, 2003 and 2002 was reduced by $0 and $108 million, respectively, to reflect a decline in value of certain aircraft leases that management considered to be other-than-temporary. The decline in value was charged against an existing valuation allowance and was not reported as a realized capital loss during 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                               For the year ended                 For the year ended                   For the year ended
                               December 31, 2003                  December 31, 2002                    December 31, 2001
                       --------------------------------  ------------------------------------  ----------------------------------
                                                 Net                                  Net                                 Net
                                              Realized                              Realized                            Realized
                        Realized   Realized     Gains     Realized     Realized      Gains      Realized    Realized     Gains
                         Gains      Losses    (Losses)     Gains        Losses      (Losses)     Gains       Losses     (Losses)
                       ---------  ---------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
                                                                     (in millions)
Bonds                  $   1,369  $    (861) $      508  $      950  $     (1,237) $     (287) $      537  $     (674) $     (137)
Common and
 preferred stocks            397       (402)         (5)        356          (619)       (263)        863        (569)        294
Mortgage loans                12         --          12          --            (4)         (4)         --         (10)        (10)
Real estate                  198         --         198         121            (3)        118          85         (11)         74
Other invested assets        145       (286)       (141)        158          (258)       (100)        296        (149)        147
                       ---------  ---------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
                       $   2,121  $  (1,549)        572  $    1,585  $     (2,121)       (536) $    1,781  $   (1,413)        368
                       =========  =========              ==========  ============              ==========  ==========
Less: IMR gains (losses)                            538                                   264                                  11
Less: Capital gains taxes (benefit)                (105)                                 (194)                                 98
                                             ----------                            ----------                          ----------
Net realized capital gains (losses)          $      139                            $     (606)                         $      259
                                             ==========                            ==========                          ==========

     Proceeds from the sale of bond investments totaled $83 billion, $53 billion and $30 billion for the years ended December 31, 2003, 2002, and 2001, respectively. Realized losses (before capital gains taxes) included $405 million, $588 million, and $457 million for the years ended December 31, 2003, 2002, and 2001, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2003, were as follows:

                                                  December 31, 2003
                       ----------------------------------------------------------------------
                        Decline For Less Than 12 Months    Decline For Greater Than 12 Months
                       ----------------------------------  ----------------------------------
                                      Fair                                Fair
                          Cost       Value     Difference     Cost       Value     Difference
                       ----------  ----------  ----------  ----------  ----------  ----------
                                                   (in millions)
Bonds                  $    9,051  $    8,804  $     (247) $    1,559  $    1,448  $     (111)
Common and
 preferred stocks             587         536         (51)        613         520         (93)
                       ----------  ----------  ----------  ----------  ----------  ----------
Total                  $    9,638  $    9,340  $     (298) $    2,172  $    1,968  $     (204)
                       ==========  ==========  ==========  ==========  ==========  ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in net unrealized investment gains and losses for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                 For the year ended December 31,
                             --------------------------------------
                                 2003         2002          2001
                             -----------  -------------  ----------
                                          (in millions)
Bonds                        $       188  $        (150) $      (15)
Common and preferred stocks        1,372           (436)       (699)
Other investments                    163           (172)       (193)
                             -----------  -------------  ----------
                                   1,723           (758)       (907)
Change in deferred taxes            (552)           241         352
                             -----------  -------------  ----------
                             $     1,171  $        (517) $     (555)
                             ===========  =============  ==========

     Securities Lending
     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2003 and 2002, unrestricted cash collateral held by the Company of $2.5 billion and $1.6 billion, respectively, is reported in cash and invested assets and the offsetting collateral liability of $2.5 billion and $1.6 billion, respectively, is reported in other liabilities in the consolidated statement of financial position. Additional non-cash collateral of $482 million and $389 million is held on the Company's behalf by a trustee at December 31, 2003 and 2002, respectively, and is not included in the consolidated statement of financial position.

     Repurchase Agreements
     The Company has entered into agreements whereby the Company sells and agrees to repurchase certain mortgage-backed securities. At December 31, 2002, the book value of securities subject to these agreements and included in the reported value of bonds was $1.0 billion, while the repurchase obligation liability of $1.0 billion was reported in other liabilities in the consolidated statement of financial position. Securities subject to these agreements had contractual maturities of 30 years at December 31, 2002 and a weighted average interest rate of 5.8%. There were no outstanding repurchase commitments at December 31, 2003.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and surplus of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Cash flow and fair value hedges that qualify for hedge accounting are accounted for in a manner consistent with the hedged item (e.g. amortized cost or fair value) whereas cash flow and fair value hedges that do not qualify for hedge accounting are accounted for at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2003 and 2002. A replication transaction is a derivative transaction entered into in

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     conjunction with other investment transactions in order to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31, effective January 1, 2003. Upon implementation the Company had the option of applying the new guidance to all derivatives to which the Company was a party to as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was considered to be immaterial.

     The Company held the following derivative positions at December 31, 2003 and 2002:

                                           December 31, 2003                   December 31, 2002
                                   ----------------------------------  ----------------------------------
                                    Carrying    Notional      Fair      Carrying    Notional      Fair
      Derivative Instrument          Value       Amount       Value       Value      Amount       Value
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                 (in millions)
Cash Flow Hedges:
-----------------
   Foreign currency swaps          $       --  $       36  $       (2) $       --  $       68  $        7
   Interest rate swaps                     --         473           6          (3)        442          (8)
   Swaptions                               23         521          25          12         358          12
   Interest rate floors                    13         775          38           8         625          41
Fair Value Hedges:
------------------
   Short equity futures                    --          --          --          --          --          --
   Fixed income futures                    --          --          --          --         365          --
   Foreign currency forward
    contracts                             (43)      1,029         (43)        (19)        567         (17)
   Credit default swaps                    --         203          (1)         --          67          --
   Commodity swaps                         --          --          --          --           5          (1)
Replications:
-------------
   Credit default swaps                    --         230          (2)         --          65          --
   Long fixed income futures               --          --          --          --          --          --
   Long equity futures                     --          28          --          --           9          --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to variable interest payments

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures contracts are fair value hedges that are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures contracts are fair value hedges used to mitigate interest rate risk for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to protect against a decrease in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are fair value hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Credit default swap replication transactions are used by the Company to create a fixed income investment through the use of derivatives and cash market instruments. These replication transactions, including the derivative component, are reported at amortized cost. During 2003 and 2002, the average fair value of such contracts was $0 and ($1) million, respectively. No realized gains or losses were recognized during 2003 or 2002 on the termination of such contracts.

     Long fixed income futures replication contracts are used by the Company to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During 2003 and 2002, the average fair value of such contracts was $0. Realized gains of $29 million and $5 million were recognized during 2003 and 2002 on the termination of such contracts.

     Long equity futures replication contracts are used by the Company to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     are terminated. During 2003 and 2002, the average fair value of such contracts was $0 and $73 million, respectively. Realized gains of $28 million and $10 million were recognized during 2003 and 2002, respectively, on the termination of such contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     General account reserves for policy benefits at December 31, 2003 and 2002 are summarized below:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
                                              (in millions)

Life insurance reserves                    $ 71,441   $ 65,605
Annuity reserves and deposit liabilities 4,940 4,607 Disability income and long-term care
 unpaid claims and claim reserves             3,083      2,907
Disability income active life reserves        1,801      1,757
Long-term care active life reserves              15          4
                                           --------   --------
   Total reserves for policy benefits      $ 81,280   $ 74,880
                                           --------   --------

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2003, the Company has $810 billion of total life insurance in-force, including $8.7 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations, see Note 2.

     At December 31, 2003 and 2002, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
Subject to discretionary withdrawal
   - with market value adjustment          $  1,354   $  1,386
   - without market value adjustment
                                              2,340      2,032
Not subject to discretionary withdrawal       1,246      1,189
                                           --------   --------
   Total                                   $  4,940   $  4,607
                                           ========   ========

     Unpaid claims and claim reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

     Reserves for unpaid claims, losses, and loss adjustment expenses on disability income and long-term care insurance were $3.1 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2003 and 2002.

                                           For the year ended
                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
                                              (in millions)

Balance at January 1                       $  2,907   $  2,701
Incurred related to:
   Current year                                 466        466
   Prior year                                    50         59
                                           --------   --------
      Total incurred                            516        525
Paid related to:
   Current year                                  17         17
   Prior year                                   323        302
                                           --------   --------
      Total paid                                340        319
                                           --------   --------
Balance at December 31                     $  3,083   $  2,907
                                           ========   ========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, lapses are not included in total terminations and reserves are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

     Deferred and uncollected premiums at December 31, 2003 and 2002 were as follows:

                         December 31, 2003    December 31, 2002
                        ------------------   ------------------
Type of Business         Gross       Net      Gross       Net
---------------------   --------   -------   --------   -------
                                    (in millions)
Ordinary new business   $    171   $    76   $    149   $    69
Ordinary renewal           1,461     1,191      1,409     1,145
                        --------   -------   --------   -------
                        $  1,632   $ 1,267   $  1,558   $ 1,214
                        ========   =======   ========   =======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity policies. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2003 and 2002:

                                               December 31,
                                           -------------------
                                             2003       2002
                                           --------   --------
Subject to discretionary withdrawal
   - with market value adjustment          $ 10,524   $  8,442
   - without market value adjustment             --         --
Not subject to discretionary withdrawal       1,886      1,550
Non-policy liabilities                          252        254
                                           --------   --------
   Total                                   $ 12,662   $ 10,246
                                           ========   ========

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At both December 31, 2003 and 2002, general account reserves for policy benefits included $11 million attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2003 and 2002 were $1.2 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the Separate Accounts is reported in net transfers to separate accounts in the consolidated statement of operations, net of amounts received from the Separate Accounts to provide for policy benefit payments to variable product policyowners.

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2003, 2002 and 2001:

                                           For the year ended December 31,
                                           -------------------------------
                                             2003       2002        2001
                                           -------------------------------
                                                    (in millions)
From Separate Account Annual Statement:
   Transfers to Separate Accounts          $  1,224   $   1,341   $  1,419
   Transfers from Separate Accounts          (1,125)    (1,300)     (1,128)
                                           -------------------------------
                                                 99          41        291
Reconciling adjustments:
   Investment management and
    administrative charges                       73          65         72
   Mortality, breakage and taxes                116         136        139
                                           -------------------------------
      Net transfers to separate accounts   $    288   $     242   $    502
                                           ===============================

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. In 2003, the Company contributed $28 million to the qualified employee retirement plan. No contributions were required during 2002 or 2001.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2003 and 2002, and changes in assets and obligations for the years then ended, were as follows:

                                               Defined Benefit Plans    Postretirement Benefits
                                              -----------------------   -----------------------
                                                 2003         2002         2003         2002
                                              ----------   ----------   ----------   ----------
                                                                (in millions)
Fair value of plan assets at January 1        $    1,420   $    1,612   $       17   $       20
Changes in plan assets:
   Actual return on plan assets                      323         (161)           5           (2)
   Company contributions                              28           --           --           --
   Actual plan benefits paid                         (33)         (31)          (2)          (1)
                                              ----------   ----------   ----------   ----------
Fair value of plan assets at December 31      $    1,738   $    1,420   $       20   $       17
                                              ==========   ==========   ==========   ==========
Projected benefit obligation at January 1     $    1,499   $    1,367   $      131   $       96
Changes in benefit obligation:
   Service cost of benefits earned                    64           54           15           11
   Interest cost on projected obligations            103           95           10            8
   Projected plan benefits paid                      (38)         (34)          (9)          (8)
   Experience losses                                 101           17           19           24
                                              ----------   ----------   ----------   ----------
Projected benefit obligation at December 31   $    1,729   $    1,499   $      166   $      131
                                              ==========   ==========   ==========   ==========

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Asset mix is re-balanced regularly to maintain ratios of approximately 60% equities, 35% fixed income investments, and 5% cash equivalents. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is estimated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2003, 2002, and 2001:

                                           Defined Benefit Plans    Postretirement Benefits
                                           ---------------------    -----------------------
                                           2003    2002    2001      2003     2002    2001
                                           ---------------------    -----------------------
Discount rate                                6.5%    7.0%    7.0%      6.5%     7.0%    7.0%
Long-term rate of return on plan assets      8.0%    8.5%    9.0%      8.0%     8.5%    9.0%
Annual increase in compensation              4.5%    5.0%    5.0%      4.5%     5.0%    5.0%

     The projected benefit obligations for post-retirement benefits at December 31, 2003 and 2002 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Projected benefit obligations included $28 million and $12 million for non-vested employees at December 31, 2003 and 2002, respectively.

     Following is an aggregate reconciliation of the funded status of the plans to the net liability reported by the Company at December 31, 2003 and 2002:

                                               Defined Benefit Plans    Postretirement Benefits
                                              -----------------------   -----------------------
                                                 2003         2002         2003         2002
                                              ----------   ----------   ----------   ----------
                                                                (in millions)
Fair value of plan assets at December 31      $    1,738   $    1,420   $       20   $       17
Projected benefit obligation at December 31        1,729        1,499          166          131
 Funded status                                         9          (79)        (146)        (114)
                                              ----------   ----------   ----------   ----------
   Unrecognized net experience losses                368          516           43           29
   Unrecognized initial net asset                   (598)        (644)          --           --
   Nonadmitted asset                                 (76)         (58)          --           --
                                              ----------   ----------   ----------   ----------
Net pension liability                         $     (297)  $     (265)  $     (103)  $      (85)
                                              ==========   ==========   ==========   ==========

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to utilize the excess through amortization of this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

     The components of net periodic benefit costs for the years ended December 31, 2003, 2002, and 2001, were as follows:

                                                    Defined Benefit Plans        Postretirement Benefits
                                                 ---------------------------   ---------------------------
                                                   2003      2002      2001      2003      2002      2001
                                                 ---------------------------   ---------------------------
                                                                       (in millions)
Components of net periodic benefit cost:
   Service cost of benefits earned               $    64   $    54   $    50   $    15   $    11   $     7
   Interest cost on projected obligations            103        95        86        10         9         6
   Amortization of experience gains and losses        34         5        --         2         1        --
   Amortization of initial net asset                 (46)      (13)       --        --        --        --
   Expected return on plan assets                   (113)     (136)     (151)       (1)       (2)       (2)
                                                 ---------------------------   ---------------------------
      Net periodic expense (benefit)             $    42   $     5   ($   15)  $    26   $    19   $    11
                                                 ===========================   ===========================

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2003, 2002 and 2001 the Company expensed total contributions to these plans of $23 million, $22 million and $20 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to various reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life policy and a maximum of $35 million of coverage per joint life policy. The Company also participates in catastrophic risk sharing pools and has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2003 and 2002 were reported net of ceded reserves of $1.0 billion and $877 million, respectively.

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2003, 2002 and 2001 was as follows:

                            For the year ended December 31,
                         ------------------------------------
                            2003         2002         2001
                         ----------   ----------   ----------
                                     (in millions)

Direct premium revenue   $   10,959   $   10,706   $    9,995
Premiums ceded                 (652)        (598)        (548)
                         ----------   ----------   ----------
   Net premium revenue   $   10,307   $   10,108   $    9,447
                         ==========   ==========   ==========
Direct benefit expense       11,110       10,770       10,119
Benefits ceded                 (483)        (440)        (442)
                         ----------   ----------   ----------
   Net benefit expense   $   10,627   $   10,330   $    9,677
                         ==========   ==========   ==========

     In addition, the Company earned $184 million, $172 million and $161 million for the years ended December 31, 2003, 2002 and 2001, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are reported in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2003 and 2002, which were considered by management to be uncollectible.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

Northwestern Mutual Investment Services, LLC      Baird Holding Company
Northwestern International Holdings, Inc.         Frank Russell Company
NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
Northwestern Securities Holdings, LLC             NML - CBO, LLC
Northwestern Mutual Trust Company                 JYD, LLC
Chateau, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows:

                                                  December 31,
                                            -----------------------
                                               2003         2002        Change
                                            ----------   ----------   ---------
                                                 (in millions)
Deferred tax assets:
   Policy acquisition costs                 $      715   $      673   $      42
   Investment assets                               189          664        (475)
   Policy benefit liabilities                    1,751        1,769         (18)
   Benefit plan obligations                        252          223          29
   Guaranty fund assessments                        12           14          (2)
   Nonadmitted assets                               54           67         (13)
   Other                                            58           61          (3)
                                            -----------------------------------
      Gross deferred tax assets             $    3,031   $    3,471   $    (440)
                                            -----------------------------------
Deferred tax liabilities:
   Premium and other receivables            $      453   $      425   $      28
   Investment assets                             1,375        1,156         219
   Other                                             5            3           2
                                            -----------------------------------
      Gross deferred tax liabilities        $    1,833   $    1,584   $     249
                                            -----------------------------------
      Net deferred tax asset                $    1,198   $    1,887   $    (689)
                                            ===================================

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2003 and 2002, the Company's gross deferred tax assets did not exceed this limitation.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the Year Ended December 31,
                                            -----------------------------------
                                               2003       2002       2001
                                            ----------   ----------   ---------
                                                       (in millions)

Current year income tax                     $      (65)  $       26   $     170
Tax credits                                        (25)         (15)        (11)
Equity tax expense (benefit)                        --         (453)         14
                                            ----------   ----------   ---------
   Total current tax expense (benefit)      $      (90)  $     (442)  $     173
                                            ==========   ==========   =========

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary timing and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a current tax benefit during 2002. Barring any additional action by Congress, the equity tax is scheduled to be reinstated for the 2004 tax year.

     The Company's effective tax rates were 13%, 299%, and 21% for the years ended December 31, 2003, 2002, and 2001, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     Income taxes incurred in the current and prior years of $1.2 billion are available at December 31, 2003 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration based upon the financial performance of Russell from the date of acquisition through the five year period ended December 31, 2003. Through December 31, 2003 that contingent consideration had aggregated to approximately $143 million. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. This acquisition was accounted for using the statutory purchase method, and the investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is reported in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $958 million, representing the goodwill associated with the acquisition, including the impact on goodwill of contingent consideration. The Company has received permission from the OCI for this statutory accounting treatment, which is different than that required by the NAIC "Accounting Practices and Procedures Manual", which prescribes amortization of goodwill over the period in which the purchasing entity benefits economically, not to exceed 10 years.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates. The maximum exposure under these agreements totaled approximately $62 million at December 31, 2003 and was generally mitigated by the underlying net asset values of the affiliates. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.3 billion at December 31, 2003 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2003.

13.  Related Party Transactions

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. Realized capital gains (losses) of ($7) million were recognized in 2003 on the transfer of these assets.

     During 2001, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million for 2001 were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2003 and 2002 were as follows:

                                         December 31, 2003    December 31, 2002
                                        -------------------  -------------------
                                        Statement    Fair    Statement    Fair
                                          Value      Value     Value      Value
                                        ---------  --------  ---------  --------
                                                      (in millions)
Assets:
   Bonds                                $  55,571  $ 58,596  $  50,597  $ 53,311
   Common and preferred stocks              6,577     8,488      4,902     6,373
   Mortgage loans                          16,426    18,086     15,692    17,485
   Real estate                              1,481     2,122      1,503     2,181
   Policy loans                             9,546     9,839      9,292     9,628
   Other investments                        4,851     5,373      4,242     4,802
   Cash and short-term investments          2,594     2,594      1,814     1,814
Liabilities:
   Investment-type insurance reserves   $   3,989  $  3,759  $   3,737  $  3,562

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

15.  Codification of Statutory Accounting Principles

     Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new NAIC "Accounting Practices and Procedures Manual," subject to any variations prescribed or permitted by the OCI.

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported in the consolidated statement of changes in surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting             $       850
Pension plan liabilities                    (74)
Investment valuation changes, net           (27)
                                    -----------
                                    $       749
                                    ===========

[Letterhead of PricewaterhouseCoopers]
--------------------------------------------------------------------------------
                                             PricewaterhouseCoopers LLP
                                             100 East Wisconsin Ave., Suite 1500
     Report of Independent Auditors          Milwaukee, WI 53202
                                             Telephone: (414) 212 1600

     To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

     We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2003 and 2002, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2003 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in
     Note 1.

     As discussed in Note 15 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.


     /s/ PRICEWATERHOUSECOOPERS LLP
     January 26, 2004

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
DISTRIBUTION OF THE POLICIES.................................................B-2

EXPERTS......................................................................B-2

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-3
(as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-14
   (as of December 31, 2003 and for each of the two years in the period ended December 31, 2003)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.................................B-15
(as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-41
   (as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

(a) Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account. Previously filed as Exhibit A(1) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(b)      Not Applicable.

(c) Distribution Agreement between NML Equity Services, Inc. (now Northwestern Mutual Investment Services, LLC) and The Northwestern Mutual Life Insurance Company. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(d) Form of each contract - The following exhibits were previously filed as Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d), respectively, with Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated May 31, 2001, and are incorporated herein by reference:

         (1) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex distinct)

         (2) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL,including Policy amendment (sex neutral for employers)

         (3)   Forms of Optional Riders to Variable Whole Life Insurance Policy
               QQ.VCL:
                             (i)  Waiver of Premium Benefit
                             (ii) Additional Purchase Benefit

         (4)   Form of notice of short-term cancellation right

(e) Amended Application forms included in Exhibits (d)(1) and (d)(2) above. Previously filed as Exhibit A(5)(e) with Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated May 31, 2001, and incorporated herein by reference.

(f) Articles of Incorporation of The Northwestern Mutual Life Insurance Company. Previously filed as Exhibit A(6)(a) with Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, CIK 0000742277, dated April 26, 1996, and incorporated herein by reference.

(f) Amended By-Laws of The Northwestern Mutual Life Insurance Company dated January 28, 1998. Previously filed as Exhibit A(6)(b) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and incorporated herein by reference.

(f) Amendment to By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(g) Form of Reinsurance Agreement. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(h)(1) Form of Participation Agreement Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company. Previoulsy filed as Exhibit A(9)(a) with Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated February 25, 1999, and incorporated herein by reference.

(h)(2) Form of Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(i)      Not Applicable.

(j) Agreement among the Account and its Co-Depositors. Previously filed as Exhibit A(8) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(k)      Opinion and Consent of John M. Bremer, Esq. Previously filed as Exhibit
         99.2 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated September 29, 1995, and incorporated herein by reference.

(l)      Not Applicable.

(m)      Not Applicable.

(n)      Consent of PricewaterhouseCoopers LLP - Attached hereto.

(o)      Not Applicable.

(p)      Not Applicable.

(q) Memorandum describing issuance, transfer and redemption procedures pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

Item 28.  Directors and Officers of the Depositor

         The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES

Name                                             Business Address

Edward E. Barr                                   Sun Chemical Corporation
                                                 222 Bridge Plaza South
                                                 Fort Lee, NJ  07024

John M. Bremer                                   The Northwestern Mutual Life
                                                  Insurance Company
                                                 720 East Wisconsin Avenue
                                                 Milwaukee, WI 53202

Peter W. Bruce                                   The Northwestern Mutual Life
                                                  Insurance Company
                                                 720 East Wisconsin Avenue
                                                 Milwaukee, WI 53202

Robert C. Buchanan                               Fox Valley Corporation
                                                 100 West Lawrence Street
                                                 P.O. Box 727
                                                 Appleton, WI 54911

George A. Dickerman                              68 Normandy Road
                                                 Longmeadow, MA  01106-1259

Pierre S. du Pont                                Richards, Layton & Finger
                                                 P.O. Box 551
                                                 1 Rodney Square
                                                 Wilmington, DE 19899

James D. Ericson                                 777 East Wisconsin Avenue
                                                 Suite 3010
                                                 Milwaukee, WI 53202

David A. Erne                                    Reinhart Boener Van Deuren sc
                                                 1000 North Water Street
                                                 Suite 2100
                                                 Milwaukee, WI  53202

J. E. Gallegos                                   Gallegos Law Firm
                                                 460 St. Michaels
                                                 Drive Building 300
                                                 Santa Fe, NM 87505

Stephen N. Graff                                 805 Lone Tree Road
                                                 Elm Grove, WI 53122-2014

Patricia Albjerg Graham                       Graduate School of Education
                                              Harvard University
                                              420 Gutman
                                              Cambridge, MA  02138

James P. Hackett                              Steelcase Inc.
                                              901 - 44/th/ Street
                                              Grand Rapids, MI  49508

Stephen F. Keller                             101 South Las Palmas Avenue
                                              Los Angeles, CA 90004

Barbara A. King                               Landscape Structures, Inc.
                                              Route 3
                                              601-7th Street South
                                              Delano, MN 55328

Margery Kraus                                 APCO Worldwide
                                              1615 L Street, NW, Suite 900
                                              Washington, DC 20036

J. Thomas Lewis                               228 St. Charles Avenue
                                              Suite 1024
                                              New Orleans, LA 70130

Daniel F. McKeithan, Jr.                      Tamarack Petroleum Company, Inc.
                                              Suite 1920
                                              777 East Wisconsin Avenue
                                              Milwaukee, WI 53202

H. Mason Sizemore, Jr.                        2054 N.W. Blue Ridge Drive
                                              Seattle, WA 98177

Sherwood H. Smith, Jr.                        CP&L
                                              421 Fayetteville Street Mall
                                              P.O. Box 1551
                                              Raleigh, NC 27602

Peter M. Sommerhauser                         Godfrey & Kahn, S.C.
                                              780 North Water Street
                                              Milwaukee, WI 53202-3590

John E. Steuri                                52 River Ridge Road
                                              Little Rock, AR 72227-1518

John J. Stollenwerk                           Allen-Edmonds Shoe Corporation
                                              201 East Seven Hills Road
                                              P.O. Box 998
                                              Port Washington, WI
                                              53074-0998

Barry L. Williams                             Williams Pacific Ventures, Inc.
                                              109 Stevenson Street - 5/th/ Floor
                                              San Francisco, CA 94105-3409

Kathryn D. Wriston                              c/o Shearman & Sterling
                                                599 Lexington Avenue, Room 1064
                                                New York, NY 10022

Edward J. Zore                                  The Northwestern Mutual Life
                                                 Insurance Company
                                                720 East Wisconsin Avenue
                                                Milwaukee, WI 53202

EXECUTIVE OFFICERS

Name                             Title
----                             -----
Edward J. Zore               President and Chief Executive Officer
John M. Bremer               Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce               Chief Insurance Officer
Deborah A. Beck              Executive Vice President (Planning and Technology)
William H. Beckley           Executive Vice President (Agencies)
Mason G. Ross                Executive Vice President and Chief Investment Officer
Mark G. Doll                 Senior Vice President (Public Markets)
Richard L. Hall              Senior Vice President (Life Product)
William C. Koenig            Senior Vice President and Chief Actuary
Gregory C. Oberland          Senior Vice  President (Insurance Operations)
Barbara F. Piehler           Senior Vice  President  and Chief Information Officer
Gary A. Poliner              Senior Vice President & CFO
Marcia Rimai                 Senior Vice  President (Marketing)
Charles D. Robinson          Senior Vice President (Investment Products and Services)
John E. Schlifske            Senior Vice President (Investment Products and Services
                                and Affiliates)
Leonard F. Stecklein         Senior Vice President (Investment Products Operations)
Frederic H. Sweet            Senior Vice President (Corporate and Government Relations)
Robert J. Berdan             Vice President, General Counsel and Secretary
Michael G. Carter            Vice President (Policyowner Services)
Steven T. Catlett            Vice President - Investment Products
David D. Clark               Vice President (Real Estate)
Gloster B. Current           Vice President (Corporate Planning)
Thomas E. Dyer               Vice President (Corporate Services)
Christine H. Fiasca          Vice President (Field System Administration)
John M. Grogan               Vice President (Field Services and Support)
John C. Kelly                Vice President and Controller
Susan A. Lueger              Vice President (Human Resources)
Jeffrey J. Lueken            Vice President (Securities)
Jean M. Maier                Vice President (New Business)
Meridee J. Maynard           Vice President (Disability Income and Long-Term Care)
Lora A. Rosenbaum            Vice President (Compliance/Best Practices)
Brenda F. Skelton            Vice President (Communications)
J. Edward Tippetts           Vice President (Field Development)
Martha M. Valerio            Vice President (Information Systems)
W. Ward White                Vice President (Corporate Relations)

OTHER OFFICERS

Name                         Title
----                         -----
Abbott, John                 Director DI Special Invest Unit/Field Benefit Reps
Amerell, Jac                 Director Investment Accounting

OTHER OFFICERS

Name                            Title
----                            -----
Backe, Mark                     Asst. General Counsel & Asst. Secretary
Barlow, Walter                  Asst. Director Education
Berger, Beth                    Asst. General Counsel & Asst. Secretary
Bessette, Frederick             Asst. General Counsel & Asst. Secretary
Bialo, Maryann                  Asst. Director DI Benefit
Bleidorn, Melissa               Asst. General Counsel & Asst. Secretary
Bluhm, Rodney D.                Asst. General Counsel & Asst. Secretary
Botcher, Sandra                 Asst. General Counsel & Asst. Secretary
Brower, Anne                    Asst. General Counsel & Asst. Secretary
Bula, Michael                   Asst. General Counsel & Asst. Secretary
Cain, John                      Asst. Director Policyowner Services
Canady, Gwen                    Asst. Director Corporate Reporting
Christianson, Tom               Director Advanced Business Services
Close, Alan                     Director Accounting Policy
Coleman, James                  Vice President Brand and Advertising
Courtney, Barbara               Director Mutual Fund Accounting
Darland, Dennis                 Asst. Director DI Benefit
Diestelmeier, Mark              Asst. General Counsel & Asst. Secretary
Dunn, John                      Asst. General Counsel & Asst. Secretary
Eben, James                     Asst. General Counsel & Asst. Secretary
Fleming, Kate                   Asst. General Counsel & Asst. Secretary
Forecki, Don                    Director Investment Operations
Frankel, Steve                  Vice President Actuary
Frasher, James                  Asst. General Counsel & Asst. Secretary
Garofani, John                  Asst. General Counsel & Asst. Secretary
Garthwait, Dick                 Vice President System Administration
Gavin, Sheila                   Asst. General Counsel & Asst. Secretary
Gerend, Tim                     Asst. General Counsel & Asst. Secretary
Gleeson, Bob                    Vice President & Medical Director
Goetze, Jason                   Asst. Director Long Term Care Compliance/Sales
Greene, C. Claibourne           Asst. General Counsel & Asst. Secretary
Gurlik, Greg                    Director Long Term Care Product Development
Hewitt, Gary                    Vice President Treasury & Investment Operations
Hillmann, Pat                   Asst. Director Annuity Accum. Products
Hoffman, Dick                   Vice President Audit
Horn, Diane                     Director NMIS Compliance
Idleman, Elizabeth              Asst. General Counsel & Asst. Secretary
Kaprelian, Mark                 Asst. General Counsel & Asst. Secretary
Kennedy, Kevin                  Director Architecture and Environmental Services
Kern, Jim                       Director DI Underwriting
Kiefer, Don                     Vice President Actuary
Koelbl, James                   Asst. General Counsel & Asst. Secretary
Kolawole, Abim                  Asst. General Counsel & Asst. Secretary
Kordsmeier, John                Vice President Underwriting Standards
Kowalsky, Robert                Vice President & Chief Architect
Kracht, Carol                   Vice President & Investment Counsel-Securities
Krueger, Pat                    Director Annuity Customer Service
Kuzminski, Todd                 Asst. Director Investment Accounting

Name                            Title
----                            -----
Kuznacic, Kim                   Asst. Director Policyowner Services
Landry, Dean                    Asst. Director Investment Accounting
Lemanczyk, Donna                Director Investment Processing
Lentini, Elizabeth              Asst. General Counsel & Asst. Secretary
Lewis, Sally                    Asst. General Counsel & Asst. Secretary
Loxton, George                  Asst. General Counsel & Asst. Secretary
Lundberg, Merrill               Asst. General Counsel & Asst. Secretary
Mabie, Dean                     Asst. General Counsel & Asst. Secretary
Magalska, Jon                   Actuary
Manista, Raymond                Vice President & Litigation Counsel
Marks, Jeff                     Director ES-INS & Res
Martinie, Steve                 Asst. General Counsel & Asst. Secretary
Matchulat, Ted                  Director Product Compliance
McCown, William                 Vice President & Investment Counsel-Real Estate
McElwee, Paul                   Asst. General Counsel & Asst. Secretary
McFarland, James                Asst. General Counsel & Asst. Secretary
McGinley, Dan                   Director Field Management Development
McKeown, Patrick                Investment Research Consultant
McLennon, Mark                  Director Annuity Accum. Product Sales Support
Meihsner, Larry                 Asst. General Counsel & Asst. Secretary
Meilander, Bob                  Vice President Corporate Actuary
Menting, Christopher            Asst. General Counsel & Asst. Secretary
Meyers, Richard                 Asst. General Counsel & Asst. Secretary
Migliaccio, Joanne              Director Field Services and Support
Milewski, Lynn                  Director Annuity New Business Compliance
Miller, Sara                    Vice President Specialty Markets
Moakley, Daniel                 Asst. General Counsel & Asst. Secretary
Mocarski, Jill                  Medical Director
Molloy, Karen                   Director Banking & Cash Management
Moro-Goane, Diane               Director Marketing Materials Review
Morris, Scott                   Asst. General Counsel & Asst. Secretary
Nelson, David K.                Asst. General Counsel & Asst. Secretary
Nelson, Mary                    Asst. General Counsel & Asst. Secretary
Nelson, Ron                     Dir Product Development & Strategy
Nelson, Tim                     Director Market Conduct
Niehaus, Jeff                   Director Product & Systems
Niessing, Karen                 Director Policyowner Services
Otto, Timothy                   Asst. General Counsel & Asst. Secretary
Panighetti, Art                 Vice President Tax
Perez, David                    Asst. General Counsel & Asst. Secretary
Perkins, Judith                 Asst. General Counsel & Asst. Secretary
Peterson, Pete                  Director Long Term Care Administration
Pickering, William              Asst. General Counsel & Asst. Secretary
Pogoriler, Harvey               Asst. General Counsel & Asst. Secretary
Porter, Rebecca                 Director Policyowner Services
Powell, Randy                   Medical Director
Rabenn, Thomas                  Asst. General Counsel & Asst. Secretary
Remstad, Dave                   Vice President Life Product

Name                            Title
----                            -----
Richards, Tom                   Vice President Agency Development
Richter, Dick                   Vice President System Administration
Riedl, Daniel                   President & CEO of Northwestern Mutual Investment Services, LLC
Rivera, Kathleen                Vice President & Insurance Counsel;  Vice President & Financial
                                 Services Counsel (Acting)
Roou, Tammy                     Asst. General Counsel & Asst. Secretary
Schachtner, Mary Ann            Director Field Training & Development
Schaefer, Linda                 Director Policyowner Services
Schattschneider, Cal            Asst. Director Corporate Development
Scheer, Thomas F.               Asst. General Counsel & Asst. Secretary
Schiltz, Jane Ann               Vice President Estate Market
Schluter, Kathleen              Vice President & Tax Counsel
Schmidt, Calvin                 Vice President Information Systems
Schneider, Rodd                 Asst. General Counsel & Asst. Secretary
Seguin, Norm                    Director Ad Valorem Tax
Shaw, Catherine                 Asst. General Counsel & Asst. Secretary
Silber, David                   Asst. General Counsel & Asst. Secretary
Silverman, Stephen              Asst. General Counsel & Asst. Secretary
Simbro, Dave                    Vice President Long Term Care
Skalecki, Paul                  Senior Actuary
Smith, Diane                    Asst. Director Policyowner Services
Smith, Mark                     Associate General Counsel & Asst. Secretary
Snyder, Richard                 Asst. Director Mutual Funds
Stevens, Karen                  Asst. General Counsel & Asst. Secretary
Svehlek, Cheryl                 Asst. Director DI Underwriting Large Case
Taknint, Rachel                 Asst. General Counsel & Asst. Secretary
Talajkowski, Tom                Asst. Director Tax
Taylor, Earl                    Asst. General Counsel & Asst. Secretary
Tews, Paul                      Director Investment Planning
Van Groll, Mary Beth            Vice President Information Systems
Versnik, Natalie                Asst. Director SIU
Weiner, Joel                    Medical Director
Wilbert, Catherine              Asst. General Counsel & Asst. Secretary
Wilkinson, Don                  Vice President Agency Administration
Williams, Jeff                  Director Corporate Risk Management
Wills, Anne                     Asst. Director Policyowner Services
Wilson, John                    Director Long Term Care Sales Support
Woodcock, Penny                 Asst. Director DI Quality Assurance
Young, Catherine                Asst. General Counsel & Asst. Secretary
Zehner, Rick                    Vice President Marketing Intell
Zimmermann, Patti               Director Investment Technology & Development
Zwieg, Philip                   Vice President Information Systems
Zysk, Bob                       Director Tax Compliance

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 29.  Persons Controlled By or Under Common Control with the Depositor or
          -------------------------------------------------------------------
          Registrant
          ----------

         The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of December 31, 2003 are set forth on pages C-10 through C-12. In addition to the subsidiaries set forth on pages C-10 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

         1.   NML Variable Annuity Account A
         2.   NML Variable Annuity Account B
         3.   NML Variable Annuity Account C
         4.   Northwestern Mutual Variable Life Account

         Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown on page C-10 as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

                   NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                            (as of December 31, 2003)

The Northwestern Mutual Life Insurance Company                                  Jurisdiction of
                                                                                 Incorporation
Baird Holding Company - 90.01% ..........................................             Wisconsin
Baird Holding Company owns 84.74% of Baird Financial Corporation. .......             Wisconsin
   Baird Financial Corporation holds  86.90% of the voting
   stock of Robert W. Baird & Co., Incorporated and
   various subsidiaries
Bradford, Inc. - 100% ...................................................              Delaware
Chateau, LLC - 100% .....................................................              Delaware
Frank Russell Company - 91.15% ..........................................            Washington
Frank Russell Investment Management Company - 91.15% ....................            Washington
JYD Assets, LLC - 100% ..................................................              Delaware
Mason Street Advisors, LLC - 100% .......................................              Delaware
Mason Street Funds, Inc. (and its 11 funds) - 75%/2/.....................              Maryland
Network Planning Advisors, LLC - 100% ...................................             Wisconsin
NMIS Alabama Agency, LLC - 100% .........................................               Alabama
NMIS Georgia Agency, LLC - 100% .........................................               Georgia
NMIS Massachusetts Insurance Agency, LLC - 100% .........................         Massachusetts
NML Buffalo Agency, Inc. - 100% .........................................              New York
NML - CBO, LLC - 100% ...................................................              Delaware
NML/Mid Atlantic, Inc. - 100% ...........................................            New Jersey
NML/Tallahassee, Inc. - 100% ............................................               Florida
Northwestern Foreign Holdings B.V. - 100% ...............................           Netherlands
Northwestern International Holdings, Inc. - 100% ........................              Delaware
Northwestern Investment Management Company, LLC - 100% ..................              Delaware
Northwestern Long Term Care Insurance Company - 100% ....................              Illinois
Northwestern Mutual Investment Services, LLC - 100% .....................             Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100% ..............................                Nevada
Northwestern Mutual Series Fund, Inc.
 (and its 18 portfolios) - 100%/3/.......................................              Maryland
Northwestern Mutual Trust Company - 100% ................................  Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100% ...........................           Netherlands
Northwestern Securities Holdings, LLC - 100% ............................              Delaware
Russell Investment Funds (and its 5 funds) -  85% .......................         Massachusetts
Saskatoon Centre, Limited - 100% (inactive) .............................       Ontario, Canada

NML Securities Holdings, LLC - 100%                                             Jurisdiction of
                                                                                 Incorporation
Alexandra International Sales, Inc. - 100% ................................         Virgin Islands
Baraboo, Inc. - 100% ......................................................               Delaware
Brendan International Sales, Inc. - 100% ..................................         Virgin Islands
Brian International Sales, Inc. - 100% ....................................         Virgin Islands
Carlisle Ventures, Inc. - 100% ............................................               Delaware
Chateau, Inc. - 90% .......................................................               Delaware
Chateau I, LP - 100% ......................................................               Delaware
Coral, Inc. - 100% ........................................................               Delaware
Elderwood International Sales, Inc. - 100% ................................         Virgin Islands
Elizabeth International Sales, Inc. - 100% ................................         Virgin Islands
Hazel, Inc. - 100% ........................................................               Delaware
Higgins, Inc. - 100% ......................................................               Delaware
Highbrook International Sales, Inc. - 100% ................................         Virgin Islands
Hobby, Inc. - 100% ........................................................               Delaware
Jack International Sales, Inc. - 100% .....................................         Virgin Islands
Justin International FSC, Inc. - 100% .....................................         Virgin Islands
KerryAnne International Sales, Inc. - 100% ................................         Virgin Islands
Klode, Inc. - 100% ........................................................               Delaware
Kristiana International Sales, Inc. - 100% ................................         Virgin Islands
Lake Bluff, Inc. - 100% (inactive) ........................................               Delaware
Lydell, Inc. - 100% .......................................................               Delaware
Mallon International Sales, Inc. - 100% ...................................         Virgin Islands
Maroon, Inc. - 100% .......................................................               Delaware
Mason & Marshall, Inc. - 100% .............................................               Delaware
Nicolet, Inc. - 100% ......................................................               Delaware
NML Development Corporation - 100% ........................................               Delaware
North Van Buren, Inc. - 100% ..............................................               Delaware
Northwestern Mutual Life
   International, Inc. - 100% .............................................               Delaware
Northwestern  Securities Partnership Holdings, LLC - 100% .................               Delaware
NW Pipeline, Inc. - 100% ..................................................                  Texas
Painted Rock Development Corporation - 100% ...............................                Arizona
Park Forest Northeast, Inc. - 100% ........................................               Delaware
Regina International Sales, Inc. - 100% ...................................         Virgin Islands
Sean International Sales, Inc. - 100% .....................................         Virgin Islands
Stadium and Arena Management, Inc. - 100% .................................               Delaware
Travers International Sales, Inc. - 100% ..................................         Virgin Islands
Tupelo, Inc. - 100% .......................................................               Delaware
White Oaks, Inc. - 100% ...................................................               Delaware

NML Real Estate Holdings, LLC - 100%                                            Jurisdiction of
                                                                                 Incorporation
Amber, LLC - 100% .........................................................               Delaware
Bayridge, LLC - 100% ......................................................               Delaware
Burgundy, LLC- 100% .......................................................               Delaware
Cass Corporation - 100% ...................................................               Delaware
Diversey, Inc. - 100% .....................................................               Delaware
Elizabeth Lakes Associates - 100% (inactive) ..............................               Michigan
Green Room Properties, LLC - 100% .........................................               Delaware
INV Corp. - 100% ..........................................................               Delaware
Larkin, Inc. - 100% .......................................................               Delaware
Logan, Inc. - 100% ........................................................               Delaware
Mitchell, Inc. - 100% .....................................................               Delaware
New Arcade, LLC - 100% ....................................................              Wisconsin
New Arcade Parking, LLC - 100% ............................................              Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100% .................               Delaware
Olive, Inc. - 100% ........................................................               Delaware
RE Corporation - 100% .....................................................               Delaware
Rocket Sports, Inc. - 100% ................................................                  Texas
Russet, Inc. - 100% .......................................................               Delaware
St. James Apartments, LLC - 100% ..........................................               Delaware
Solar Resources, Inc. - 100% ..............................................              Wisconsin
Summerhill Management, LLC - 100% .........................................               Delaware
Summerhill Property, LLC - 100% ...........................................               Delaware
Summit Mall, LLC - 100% ...................................................               Delaware
The Grand Avenue Corporation - 99.18% .....................................              Wisconsin

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2003, they did not constitute a significant subsidiary as defined by Regulation S-X.
(2) Aggressive Growth Stock, Asset Allocation, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Municipal Bond, Select Bond and Small Cap Growth Stock.
(3) Aggressive Growth Stock, Balanced, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, Franklin Templeton International Equity, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, Asset Allocation, AllianceBernstein Mid Cap Value, Janus Capital Appreciation and T. Rowe Price Equity Income.

Item 30.  Indemnification

         That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 31.  Principal Underwriters

         (a) Northwestern Mutual Investment Services, LLC ("NMIS"), the co-depositor of the Registrant, may be considered the principal underwriter currently distributing securities of the Registrant. NMIS is also co-depositor, and may be considered the principal underwriter, for NML Variable Annuity Account B, a separate investment account of Northwestern Mutual registered under the Investment Company Act of 1940 as a unit investment trust. In addition, NMIS is the principal underwriter for Mason Street Funds, Inc., a management investment company registered as such under the Investment Company Act of 1940.

         (b)   The directors and officers of NMIS are as follows:

Name                                        Position
----                                        --------
Barbara Bay                                 Vice President
William H. Beckley                          Director and Executive Vice President, Sales
Stephanie H. Breit                          Assistant Vice President
Robert A. Brooks                            Regional Vice President
Walter J. Chossek                           Treasurer
Eric P. Christophersen                      Senior Vice President
Susan M. Emmer                              Vice President, Field Training Manager
Bradley L. Eull                             Assistant Vice President
Christina H. Fiasca                         Director
William J. Flood                            Assistant Vice President
Richard R. Garthwait                        Regional Vice President, Field Management
Don P. Gehrke                               First Vice President, Investment Client Services
Mark J. Gmach                               Vice President, Field Training and Development
John M. Grogan                              Vice President Field Services and Support
Richard L. Hall                             Senior Vice President, Variable Life Insurance
Diane B. Horn                               Senior Vice President and Chief Compliance Officer
Mark A. Kaprelian                           Secretary
John C. Kelly                               Assistant Treasurer
Beatrice C. Kmiec                           Vice President, Variable Life Administration
LeAnn F. Kuhagen                            Assistant Vice President
Steven J. LaFore                            Vice President, Retirement Plans Support
Kurt W. Lofgren                             Assistant Secretary
Gregory S. Leslie                           Vice President, Broker/Dealer Compliance
Jennifer L. Manderfield                     Assistant Vice President, Transaction Support Services
                                            Manager
Allan J. McDonell                           First Vice President, Order Entry Desk
Brian M. Moran                              Vice President, Field Inspections
John E. Muth                                Vice President
Chris E. Peterson                           Regional Vice President
Evelyn M. Rewolinski                        Assistant Vice President, Transaction Support Services

Richard R. Richter                          Regional Vice President, Field Management
Daniel A. Riedl                             Director and President & CEO
Lora A. Rosenbaum                           Executive Vice President, Compliance and Best Practices
Stephanie M. Sanders                        Assistant Vice president, Internal Trainer
Jennifer L. Schaefer                        Assistant Treasurer
Alexander D. Schneble                       Vice President, Transaction Support Services Project
                                            Leader
Leonard F. Stecklein                        Senior Vice President, Variable Annuities
Kellen A. Thiel                             First Vice President, Investment Products
Donald G. Tyler                             Senior Vice President
Thomas A. Waisnor                           Regional Vice President
Donald R. Wilkinson                         Vice President, Field Management
Brian D. Wilson                             Regional Vice President
Robert E. Zysk                              Assistant Treasurer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

         (c) During 2003 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $85,607,978 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 32.  Location of Accounts and Records

         All accounts, books or other documents required to be maintained in connection with the Registrant's operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 33.  Management Services

         There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 34.  Fee Representation

         The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2004.

                                          NORTHWESTERN MUTUAL VARIABLE LIFE
                                           ACCOUNT (Registrant)

                                              By  THE NORTHWESTERN MUTUAL LIFE
                                                  INSURANCE COMPANY  (Depositor)

Attest: /s/ROBERT J. BERDAN                   By: /s/EDWARD J. ZORE
        ---------------------------------         --------------------------------------
        Robert J. Berdan, Vice President,         Edward J. Zore, President
        General Counsel and Secretary             and Chief Executive Officer

                                              By  NORTHWESTERN MUTUAL
                                                  INVESTMENT SERVICES, LLC
                                                  (Depositor)

Attest: /s/MARK A. KAPRELIAN                  By: /s/DANIEL A. RIEDL
        ---------------------------------         --------------------------------------
        Mark A. Kaprelian, Secretary              Daniel A. Riedl, President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositors on the 29th day of April 2004.

                                              THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY (Depositor)

Attest: /s/ROBERT J. BERDAN                   By: /s/EDWARD J. ZORE
        --------------------------------          --------------------------------------
        Robert J. Berdan, Vice President,         Edward J. Zore, President
        General Counsel and Secretary             and Chief Executive Officer

                                              NORTHWESTERN MUTUAL INVESTMENT
                                              SERVICES, LLC (Depositor)

Attest: /s/MARK A. KAPRELIAN                  By: /s/DANIEL A. RIEDL
        ------------------------------            --------------------------------------
        Mark A. Kaprelian, Secretary              Daniel A. Riedl, President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature                                      Title
---------                                      -----
                                           Trustee, President and
/s/EDWARD J. ZORE                          Principal Executive                Each of the signatures
----------------------------------
Edward J. Zore                             Officer                            is affixed as of
                                                                              April 29, 2004
/s/GARY A. POLINER                         Senior Vice President and
----------------------------------
Gary A. Poliner                            Principal Financial Officer

/s/JOHN C. KELLY                           Vice President, Controller
------------------------------------
John C. Kelly                              and Principal Accounting Officer

/s/ J. THOMAS LEWIS*                         Trustee
---------------------------------------------
J. Thomas Lewis

/s/ PATRICIA ALBJERG GRAHAM*                 Trustee
---------------------------------------------
Patricia Albjerg Graham

/s/ STEPHEN F. KELLER*                       Trustee
---------------------------------------------
Stephen F. Keller

/s/ PIERRE S. du PONT*                       Trustee
---------------------------------------------
Pierre S. du Pont

/s/ J. E. GALLEGOS*                          Trustee
---------------------------------------------
J. E. Gallegos

/s/ KATHRYN D. WRISTON*                      Trustee
---------------------------------------------
Kathryn D. Wriston

/s/ BARRY L. WILLIAMS*                       Trustee      Each of the signatures
---------------------------------------------
Barry L. Williams                                         is affixed as of
                                                          April 29, 2004

/s/ DANIEL F. MCKEITHAN, JR.*                Trustee
---------------------------------------------
Daniel F. McKeithan, Jr.


/s/ JAMES D. ERICSON*                        Trustee
---------------------------------------------
James D. Ericson

/s/ EDWARD E. BARR*                          Trustee
---------------------------------------------
Edward E. Barr

/s/ ROBERT C. BUCHANAN*                      Trustee
---------------------------------------------
Robert C. Buchanan

/s/ SHERWOOD H. SMITH, JR.*                  Trustee
---------------------------------------------
Sherwood H. Smith, Jr.


/s/ H. MASON SIZEMORE, JR.*                  Trustee
---------------------------------------------
H. Mason Sizemore, Jr.

/s/ JOHN J. STOLLENWERK*                     Trustee
---------------------------------------------
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*                     Trustee
---------------------------------------------
George A. Dickerman

/s/ JOHN E. STEURI*                          Trustee
---------------------------------------------
John E. Steuri

/s/ STEPHEN N. GRAFF*                        Trustee
---------------------------------------------
Stephen N. Graff

/s/ BARBARA A. KING*                         Trustee      Each of the signatures
---------------------------------------------
Barbara A. King                                           is affixed as of
                                                          April 29, 2004

/s/ PETER M. SOMMERHAUSER*                   Trustee
---------------------------------------------
Peter M. Sommerhauser

/s/ JAMES P. HACKETT*                        Trustee
---------------------------------------------
James P. Hackett

/s/ JOHN M. BREMER*                          Trustee
---------------------------------------------
John M. Bremer

/s/ PETER W. BRUCE*                          Trustee
---------------------------------------------
Peter W. Bruce

/s/ DAVID A. ERNE*                           Trustee
---------------------------------------------
David A. Erne

_____________________________________________Trustee
Margery Kraus

*By: /s/ EDWARD J. ZORE
     ---------------------------------------
     Edward J. Zore, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                POWER OF ATTORNEY

         The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint Edward J. Zore and John M. Bremer, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2003 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of July, 2003.

                                     /s/ EDWARD E. BARR                 Trustee
                                     -----------------------------------
                                     Edward E. Barr

                                     /s/ JOHN M. BREMER                 Trustee
                                     -----------------------------------
                                     John M. Bremer

                                     /s/ PETER W. BRUCE                 Trustee
                                     -----------------------------------
                                     Peter W. Bruce

                                     /s/ ROBERT C. BUCHANAN             Trustee
                                     -----------------------------------
                                     Robert C. Buchanan

                                     /s/ GEORGE A. DICKERMAN            Trustee
                                     -----------------------------------
                                     George A. Dickerman

                                     /s/ PIERRE S. du PONT              Trustee
                                     -----------------------------------
                                     Pierre S. du Pont

                                     /s/ JAMES D. ERICSON               Trustee
                                     -----------------------------------
                                     James D. Ericson

                                     /s/ DAVID A. ERNE                  Trustee
                                     -----------------------------------
                                     David A. Erne

                                     /s/ J. E. GALLEGOS                 Trustee
                                     -----------------------------------
                                     J. E. Gallegos

                                     /s/ STEPHEN N. GRAFF               Trustee
                                     -----------------------------------
                                     Stephen N. Graff

                                     /s/ PATRICIA ALBJERG GRAHAM        Trustee
                                     -----------------------------------
                                     Patricia Albjerg Graham

                                     /s/ JAMES P. HACKETT               Trustee
                                     -----------------------------------
                                     James P. Hackett

                                     /s/ STEPHEN F. KELLER              Trustee
                                     -----------------------------------
                                     Stephen F. Keller

                                     /s/ BARBARA A. KING                Trustee
                                     -----------------------------------
                                     Barbara A. King

                                     /s/ J. THOMAS LEWIS                Trustee
                                     -----------------------------------
                                     J. Thomas Lewis

                                     /s/ DANIEL F. McKEITHAN, JR.       Trustee
                                     -----------------------------------
                                     Daniel F. McKeithan, Jr.

                                     /s/ H. MASON SIZEMORE, JR.         Trustee
                                     -----------------------------------
                                     H. Mason Sizemore, Jr.

                                     /s/ SHERWOOD H. SMITH, JR.         Trustee
                                     -----------------------------------
                                     Sherwood H. Smith, Jr.

                                     /s/ PETER M. SOMMERHAUSER          Trustee
                                     -----------------------------------
                                     Peter M. Sommerhauser

                                     /s/ JOHN E. STEURI                 Trustee
                                     -----------------------------------
                                     John E. Steuri

                                     /s/ JOHN J. STOLLENWERK            Trustee
                                     -----------------------------------
                                     John J. Stollenwerk

                                     /s/ BARRY L. WILLIAMS              Trustee
                                     -----------------------------------
                                     Barry L. Williams

                                     /s/ KATHRYN D. WRISTON             Trustee
                                     -----------------------------------
                                     Kathryn D. Wriston

                                     /s/ EDWARD J. ZORE                 Trustee
                                     -----------------------------------
                                     Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-6
                       POST-EFFECTIVE AMENDMENT NO. 10 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE

Exhibit Number                Exhibit Name

(n)                           Consent of PricewaterhouseCoopers LLP